UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2021

Date of reporting period:	November 1, 2020 – October 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Fixed Income Absolute Return Fund

Annual report
10 | 31 | 21

Absolute return funds are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PTRNX

Putnam Fixed Income
Absolute Return
Fund

Annual report
10 | 31 | 21

Message from the Trustees

December 8, 2021

Dear Fellow Shareholder:

In 2021, the stock market had another above-average year. Corporate earnings rose as the economy reopened and stimulus policies helped increase demand. Bonds, on the other hand, had a subpar year amid higher inflation. To respond to inflation risk, in part, the U.S. Federal Reserve has begun to reduce its monthly asset purchases, a program put in place during the Covid-19 pandemic.

Changes and opportunities lie ahead. In November, Congress passed the bipartisan Infrastructure Investment and Jobs Act. It will increase funding for roads, ports, rail, and other projects in the coming decade.

As companies continue to adapt to the pandemic, many of them face new challenges, like rebuilding supply chains, hiring workers, and addressing climate risk. Amid all of it, Putnam’s researchers will be actively looking for potential investments to meet the goals of your fund.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/21. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices provided by Bloomberg Index Services Limited.

2 Fixed Income Absolute Return Fund

Please describe the investing environment for the 12 months ended October 31, 2021.

Early in the period, the recovery from the Covid-19-induced market upheaval was on an upswing. News of multiple vaccines stirred hopes of a return to more normal economic, market, and social conditions in 2021. Early in 2021, widespread vaccine distribution further bolstered optimism about the strength of the economic recovery. A $1.9 trillion aid package signed into law by President Biden in March provided a further boost to market sentiment.

A massive rollout of Covid-19 vaccines during the second quarter of 2021 led to a nearly full reopening of the U.S. economy. With things slowly returning to normal, pent-up consumer demand combined with fiscal and monetary stimulus fueled a robust economic rebound. In the latter months of the period, however, we navigated a number of uncertainties. They included an uptick in Delta-variant Covid-19 cases and concerns that higher inflation — driven, in part, by surging energy prices — could persist longer than initially expected. Investors also began anticipating when the Federal Reserve might start reducing its vast bond-buying program, which was launched to help support the economy. Uncertainty in Washington, D.C.,

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Allocations are shown as a percentage of the fund’s net assets as of 10/31/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

over the U.S. House of Representatives vote on a $1 trillion infrastructure bill weighed on investors’ minds as well.

How did the fund perform during the reporting period?

Risk-driven assets performed well overall but lost ground late in the period. The fund’s class A shares return was -0.73% for the 12 months ended October 31, 2021, underperforming the 0.06% return of the fund’s benchmark, the ICE BofA U.S. Treasury Bill Index.

It’s important to highlight that the fund remained invested outside the constraints of traditional fixed-income benchmarks, seeking what we viewed as the best investment opportunities based on risk rather than asset class. These risks include interest rate, credit, prepayment, and liquidity.

What were the positive drivers of performance during the reporting period?

In terms of specific strategies, our corporate credit holdings — primarily high-yield bonds and convertible securities — added the most value this period. Reflecting investors’ willingness to assume risk in exchange for greater potential return, spreads on corporate securities tightened substantially during the period. [Spreads reflect the yield advantage investors earn on credit-sensitive bonds over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] Meanwhile, convertible securities benefited from the underlying strength of stocks issued by the same companies.

Mortgage credit holdings also meaningfully contributed, led by our exposure to commercial

4 Fixed Income Absolute Return Fund

mortgage-backed securities [CMBS]. Lower volatility, strong demand from investors, and better overall fundamentals boosted the sector.

Positions in agency credit risk transfer [CRT] securities also aided performance. A variety of factors supported agency CRTs, including housing-related Covid-19 government policy measures, housing market strength, and optimism about the reopening of the economy. During the summer, the sector also received a lift from reduced uncertainty about the effect a government-mandated mortgage forbearance program would have on CRT cash flows.

Holdings of emerging market debt from several countries provided a notable boost to performance as well. Investments in the Ivory Coast, Senegal, Argentina, and Mexico were the top contributors. As noted above, the sector rallied in step with healthier risk dynamics and demand for higher-yielding securities.

What about detractors to the fund’s performance during the reporting period?

Our interest-rate and yield-curve strategies, which are intended to provide a degree of protection against the underperformance of risk-based assets, were the primary detractors. The portfolio was positioned to benefit from a decline in inflation and a rise in real interest rates. [Real interest rates adjust for the effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.] Unfortunately, the opposite occurred during the period. Historically, most episodes of risk-asset underperformance occurred during periods of declining inflation or rising real interest rates. However, the Fed’s ongoing bond-buying

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/21. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Fixed Income Absolute Return Fund 5

program disrupted these typical patterns, in our view. Looking ahead, we believe the tapering of Fed bond purchases may aid the performance of our interest-rate and yield-curve strategies.

Strategies targeting prepayment risk also hampered performance, mostly during the second half of the period. Homeowners refinanced mortgages faster than market expectations throughout 2021, placing pressure on our positions in agency interest-only [IO] and inverse IO collateralized mortgage obligations [CMOs] and inverse IOs. Spreads on IO CMOs and inverse IOs widened meaningfully in April and May 2021, as mortgage providers stepped up efforts to attract borrowers who had not refinanced their loans.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, as well as to hedge the fund’s commercial mortgage credit and market risks. We also used credit default contracts to gain exposure to specific sectors as well as to individual names. We used bond futures contracts and interest rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also employed interest rate swaps to gain exposure to rates in various countries. We utilized options to hedge the fund’s interest-rate risk, duration and convexity, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool to help manage both the portfolio’s sector exposure as well as its inflation risk. We also used total return swaps to gain exposure to inflation and to gain exposure to specific sectors. Lastly, we

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Fixed Income Absolute Return Fund

used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your outlook for the fixed-income markets as we look into 2022?

At period-end, U.S. economic growth expectations had moderated somewhat. However, we believe gross domestic product will continue to grow at a rate above the longer-term trend into 2022. We’re encouraged that U.S. cases and hospitalizations from Covid-19 have steadily declined. The country appears to be moving past the July 2021 surge caused by the highly transmissible Delta variant, in our opinion.

We believe these factors will support continued solid growth in corporate earnings. Strong cash-flow generation has helped boost companies’ earnings and enabled them to reduce debt, creating an overall positive backdrop for credit fundamentals, in our view.

After telegraphing its intentions for months, the Fed announced its long-awaited decision in early November 2021, just after the close of the period. It would reduce its monthly purchases of U.S. Treasury bonds by $10 billion and mortgage-backed securities by $5 billion a month beginning that month. Given the Fed’s shift in tone, we think less bond buying by the central bank is likely to nudge both real interest rates and nominal U.S. Treasury yields higher in the months ahead. That said, we expect the trend toward higher interest rates will be gradual as bond investors adjust their growth and inflation outlooks, leading to periods of market volatility.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Fixed Income Absolute Return Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	2.33%	24.00%	2.17%	13.86%	2.63%	4.46%	1.47%	–0.73%
After sales charge	2.14	21.21	1.94	11.30	2.16	2.11	0.70	–2.96
Class B (12/23/08)
Before CDSC	2.15	22.04	2.01	12.54	2.39	3.71	1.22	–0.97
After CDSC	2.15	22.04	2.01	12.54	2.39	3.71	1.22	–1.94
Class C (12/23/08)
Before CDSC	1.84	16.75	1.56	9.56	1.84	1.96	0.65	–1.52
After CDSC	1.84	16.75	1.56	9.56	1.84	1.96	0.65	–2.48
Class P (8/31/16)
Net asset value	2.58	27.06	2.42	15.34	2.90	5.23	1.71	–0.47
Class R (12/23/08)
Net asset value	2.07	20.95	1.92	12.43	2.37	3.66	1.20	–0.97
Class R6 (7/2/12)
Net asset value	2.58	27.13	2.43	15.24	2.88	5.23	1.71	–0.47
Class Y (12/23/08)
Net asset value	2.57	26.99	2.42	15.28	2.88	5.14	1.68	–0.48

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Fixed Income Absolute Return Fund

Comparative index returns For periods ended 10/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofA U.S. Treasury
Bill Index	0.56%	6.72%	0.65%	5.99%	1.17%	3.56%	1.17%	0.06%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,204 and $11,675, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $12,706, $12,095, $12,713, and $12,699, respectively.

Fixed Income Absolute Return Fund 9

Fund price and distribution information For the 12-month period ended 10/31/21

Distributions	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
Number	12		12	12	12	12	12	12
Income	$0.300		$0.277	$0.225	$0.324	$0.276	$0.324	$0.324
Capital gains	—		—	—	—	—	—	—
Total	$0.300		$0.277	$0.225	$0.324	$0.276	$0.324	$0.324
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/20	$9.40	$9.62	$9.37	$9.36	$9.43	$9.45	$9.43	$9.40
10/31/21	9.04	9.25	9.01	9.00	9.07	9.09	9.07	9.04
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	3.32%	3.24%	3.06%	2.53%	3.57%	3.04%	3.57%	3.58%
Current 30-day
SEC yield[2]	N/A	3.58	3.43	2.86	3.87	3.37	3.87	3.87

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	2.45%	26.32%	2.36%	15.67%	2.95%	5.27%	1.73%	1.34%
After sales charge	2.27	23.48	2.13	13.07	2.49	2.90	0.96	–0.94
Class B (12/23/08)
Before CDSC	2.28	24.23	2.19	14.48	2.74	4.62	1.52	1.11
After CDSC	2.28	24.23	2.19	14.48	2.74	4.62	1.52	0.13
Class C (12/23/08)
Before CDSC	1.97	19.02	1.76	11.50	2.20	2.97	0.98	0.55
After CDSC	1.97	19.02	1.76	11.50	2.20	2.97	0.98	–0.43
Class P (8/31/16)
Net asset value	2.70	29.40	2.61	17.15	3.22	6.04	1.97	1.49
Class R (12/23/08)
Net asset value	2.19	23.11	2.10	14.23	2.70	4.45	1.46	1.08
Class R6 (7/2/12)
Net asset value	2.71	29.47	2.62	17.16	3.22	6.04	1.97	1.48
Class Y (12/23/08)
Net asset value	2.70	29.34	2.61	17.09	3.21	6.05	1.98	1.49

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/20	0.79%	0.99%	1.54%	0.54%	1.04%	0.54%	0.54%
Annualized expense ratio for the
six-month period ended 10/31/21*†	0.75%	0.95%	1.50%	0.50%	1.00%	0.50%	0.50%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.10% from annualizing the performance fee adjustment for the six months ended 10/31/21.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/21 to 10/31/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.70	$4.68	$7.38	$2.47	$4.93	$2.47	$2.47
Ending value (after expenses)	$957.00	$954.70	$952.10	$957.30	$956.00	$957.30	$957.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Fixed Income Absolute Return Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/21, use the following calculation method. To find the value of your investment on 5/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.82	$4.84	$7.63	$2.55	$5.09	$2.55	$2.55
Ending value (after expenses)	$1,021.42	$1,020.42	$1,017.64	$1,022.68	$1,020.16	$1,022.68	$1,022.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

12 Fixed Income Absolute Return Fund

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund currently has significant investment exposure to mortgage-backed securities, which may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund is not intended to outperform stocks and bonds during strong market rallies. The fund’s prospectus lists additional risks.

Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

14 Fixed Income Absolute Return Fund

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Fixed Income Absolute Return Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2021, Putnam employees had approximately $584,000,000 and the Trustees had approximately $82,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Fixed Income Absolute Return Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Fixed Income Absolute Return Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater

18 Fixed Income Absolute Return Fund

scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds, one of which is your fund, have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

Under its management contract, your fund pays a base management fee at a fixed rate of 60 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s

Fixed Income Absolute Return Fund 19

percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized

20 Fixed Income Absolute Return Fund

as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2020. Your fund’s class A shares’ return, net of fees and expenses, was positive but slightly trailed the return of its benchmark over the one-year period ended December 31, 2020, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2020. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the

Fixed Income Absolute Return Fund 21

allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Fixed Income Absolute Return Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Fixed Income Absolute Return Fund 23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Funds Trust and Shareholders of
Putnam Fixed Income Absolute Return Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Fixed Income Absolute Return Fund (one of the funds constituting Putnam Funds Trust, referred to hereafter as the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the two years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 11, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Fixed Income Absolute Return Fund

The fund’s portfolio 10/31/21

MORTGAGE-BACKED SECURITIES (47.0%)*	Principal amount	Value
Agency collateralized mortgage obligations (21.5%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%), 24.089%, 5/15/35	$44,593	$70,511
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 23.466%, 11/15/35	98,760	169,867
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.715%, 6/15/34	102,929	120,427
REMICs IFB Ser. 5023, Class TS, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.161%, 10/25/50	7,755,762	1,383,628
REMICs IFB Ser. 4727, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.11%, 11/15/47	6,083,372	1,150,712
REMICs IFB Ser. 4698, Class NS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.06%, 6/15/47	8,504,122	1,970,976
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 7/25/50	10,474,616	1,895,808
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%), 5.91%, 5/15/41	1,575,100	1,657,243
REMICs Ser. 4813, IO, 5.50%, 8/15/48	2,506,534	544,022
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	13,207,606	2,396,520
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	12,280,996	1,873,450
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	6,478,991	1,261,395
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	11,736,348	2,016,230
REMICs Ser. 5010, Class IE, IO, 4.00%, 9/25/50	10,988,619	1,570,115
REMICs Ser. 4982, Class DI, IO, 4.00%, 6/25/50	14,521,277	2,157,871
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,675,319	219,628
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	698,284	34,075
REMICs Ser. 5065, Class DI, IO, 3.50%, 1/25/51	8,130,719	1,239,274
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	1,109,867	146,599
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	2,548,419	271,858
REMICs Ser. 5149, Class BI, IO, 3.00%, 7/25/51	13,434,075	1,733,802
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	3,047,866	304,787
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	1,758,884	136,173
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	1,324,377	86,172
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.436%, 11/15/28 W	93,459	701
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.278%, 10/25/43 W	447,654	4,745
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	695,243	5,214
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	2,680,153	2,465,730
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR) + 27.50%), 27.054%, 5/25/35	27,325	36,875
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 23.873%, 6/25/37	70,817	124,638
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 12.722%, 5/25/40	411,609	518,628
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 6.511%, 1/25/44	3,613,868	799,347

Fixed Income Absolute Return Fund 25

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 20-70, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.161%, 10/25/50	$11,481,689	$2,047,415
REMICs IFB Ser. 15-19, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 6.111%, 4/25/45	5,381,794	850,716
REMICs IFB Ser. 18-95, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.061%, 1/25/49	3,583,206	591,229
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.061%, 1/25/48	3,970,427	783,106
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 12/25/48	1,610,196	142,905
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 2/25/47	12,743,331	2,404,794
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 11/25/46	2,678,805	515,700
REMICs IFB Ser. 16-60, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 9/25/46	5,395,417	981,470
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.011%, 9/25/46	4,098,771	749,056
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	2,134,905	452,030
REMICs IFB Ser. 20-16, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.961%, 3/25/50	5,768,665	947,995
REMICs IFB Ser. 19-49, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.02%), 5.931%, 9/25/49	14,912,027	2,685,137
REMICs IFB Ser. 19-66, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.911%, 11/25/49	3,988,329	554,626
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.911%, 12/25/46	4,092,719	778,435
REMICs IFB Ser. 11-53, Class ST, IO, ((-1 x 1 Month US LIBOR) + 5.92%), 5.831%, 6/25/41	6,863,663	1,195,513
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%), 5.661%, 10/25/47	13,652,792	2,177,301
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	2,588,694	506,998
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	4,152,222	783,067
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	176,751	30,395
REMICs Ser. 17-75, Class NI, IO, 5.00%, 11/25/46	5,373,716	900,957
REMICs Ser. 21-56, Class QI, IO, 4.50%, 9/25/51	8,756,068	1,591,503
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	11,802,811	2,018,281
REMICs Ser. 21-17, Class KI, IO, 4.50%, 4/25/51	15,390,519	2,012,772
REMICs Ser. 18-77, Class BI, IO, 4.50%, 10/25/48	6,654,198	1,038,038
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	2,975,660	430,191
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	3,010,383	484,671
REMICs Ser. 20-47, Class ID, IO, 4.00%, 7/25/50	14,768,875	1,992,317
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	1,086,523	157,889
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	1,583,729	53,507
REMICs Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	1,113,489	52,557
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	968,918	51,269
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	1,844,649	265,186
REMICs Ser. 21-44, Class NI, IO, 3.00%, 7/25/51	7,833,943	1,401,461
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,272,497	257,908

26 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	$1,955,857	$109,055
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	1,176,244	21,479
REMICs Trust Ser. 98-W5, Class X, IO, 0.719%, 7/25/28 W	187,863	3,983
REMICs Trust Ser. 98-W2, Class X, IO, 0.507%, 6/25/28 W	595,418	13,397
REMICs Ser. 07-44, Class CO, PO, zero %, 5/25/37	20,209	18,188
Government National Mortgage Association
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%), 6.594%, 1/16/40	3,464,208	478,907
FRB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 6.214%, 8/20/50	5,358,460	1,053,259
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 6.164%, 7/20/48	3,644,448	553,080
IFB Ser. 19-121, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/20/49	3,218,187	461,334
IFB Ser. 16-121, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 9/20/46	3,437,258	609,976
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 10/20/45	2,462,384	452,642
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 7/16/43	628,828	99,826
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 2/20/50	439,560	52,393
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 8/20/49	213,317	27,783
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 6/20/49	264,558	32,876
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.964%, 2/20/41	917,699	173,851
IFB Ser. 10-116, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.814%, 9/20/40	2,621,514	475,577
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	959,694	124,108
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	1,250,833	244,149
Ser. 15-69, IO, 5.00%, 5/20/45	2,339,749	435,965
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	3,750,332	704,350
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	1,529,741	261,616
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	2,135,179	446,818
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,650,755	312,158
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	8,101	622
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	334,382	61,238
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	2,085,159	382,876
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	6,631,185	1,255,814
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	4,641,134	870,955
IFB Ser. 11-70, Class WI, IO, ((-1 x 1 Month US LIBOR) + 4.85%), 4.764%, 12/20/40	4,880,119	619,336
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	3,709,771	590,670
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	2,415,603	413,287
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	2,914,886	552,692
Ser. 12-129, IO, 4.50%, 11/16/42	1,621,070	291,355
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,230,795	204,189

Fixed Income Absolute Return Fund 27

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	$1,168,016	$217,730
Ser. 15-94, IO, 4.00%, 7/20/45	82,221	15,326
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	211,913	17,694
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	1,572,006	232,657
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	430,516	65,992
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	7,410,274	813,670
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	2,687,435	388,603
Ser. 13-76, IO, 3.50%, 5/20/43	797,053	89,262
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	986,780	90,310
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	879,638	39,214
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	471,588	42,976
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	1,706,650	111,649
Ser. 183, Class AI, IO, 3.50%, 10/20/39	593,886	8,105
Ser. 20-166, Class IA, IO, 3.00%, 11/20/50	17,956,348	2,413,714
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	6,068,925	870,302
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	351,975	3,661
Ser. 16-H13, Class IK, IO, 2.642%, 6/20/66 W	10,924,679	1,083,933
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	12,247,393	1,408,450
Ser. 17-H03, Class DI, IO, 2.455%, 12/20/66 W	3,243,798	250,888
Ser. 17-H02, Class BI, IO, 2.433%, 1/20/67 W	2,340,046	166,286
Ser. 18-H05, Class AI, IO, 2.388%, 2/20/68 W	9,048,411	769,115
Ser. 18-H02, Class EI, IO, 2.377%, 1/20/68 W	5,429,726	458,133
Ser. 18-H02, Class GI, IO, 2.345%, 12/20/67 W	7,297,861	616,897
Ser. 17-H06, Class BI, IO, 2.339%, 2/20/67 W	9,939,329	745,599
Ser. 16-H23, Class MI, IO, 2.236%, 10/20/66 W	27,147,653	1,798,532
Ser. 17-H16, Class BI, IO, 2.209%, 8/20/67 W	7,606,489	639,420
Ser. 16-H22, Class AI, IO, 2.157%, 10/20/66 W	4,815,906	348,431
Ser. 16-H23, Class NI, IO, 2.139%, 10/20/66 W	7,098,120	484,802
Ser. 18-H13, Class NI, IO, 2.103%, 8/20/68 W	5,892,367	409,838
Ser. 16-H11, Class HI, IO, 2.101%, 1/20/66 W	2,457,815	129,419
Ser. 15-H15, Class JI, IO, 1.958%, 6/20/65 W	10,158,128	698,879
Ser. 15-H19, Class NI, IO, 1.906%, 7/20/65 W	12,239,363	734,362
Ser. 15-H25, Class EI, IO, 1.849%, 10/20/65 W	8,003,760	481,026
Ser. 16-H02, Class BI, IO, 1.816%, 11/20/65 W	8,221,678	601,005
Ser. 17-H14, Class DI, IO, 1.703%, 6/20/67 W	4,181,749	190,688
Ser. 15-H09, Class BI, IO, 1.681%, 3/20/65 W	9,463,713	534,596
Ser. 15-H25, Class AI, IO, 1.613%, 9/20/65 W	9,836,885	524,306
Ser. 15-H10, Class EI, IO, 1.603%, 4/20/65 W	8,211,356	299,608
Ser. 14-H14, Class CI, IO, 1.567%, 7/20/64 W	8,625,545	301,894
Ser. 16-H08, Class AI, IO, 1.56%, 8/20/65 W	6,889,789	327,265
Ser. 15-H28, Class DI, IO, 1.551%, 8/20/65 W	6,392,755	311,302
Ser. 11-H15, Class AI, IO, 1.536%, 6/20/61 W	4,564,277	190,416
Ser. 20-H14, Class AI, IO, 1.366%, 6/20/70 W	20,962,956	1,426,927
Ser. 10-151, Class KO, PO, zero %, 6/16/37	351,059	315,144
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	64,938	247
		94,331,493

28 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities (14.2%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	$77,267	$2
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB Ser. 05-1, Class B, 5.482%, 11/10/42 (In default) † W	2,019,820	1,110,901
BANK
FRB Ser. 19-BN20, Class XA, IO, 0.834%, 9/15/62 W	10,463,494	585,483
FRB Ser. 17-BNK9, Class XA, IO, 0.793%, 11/15/54 W	45,378,988	1,776,515
FRB Ser. 18-BN10, Class XA, IO, 0.707%, 2/15/61 W	37,219,698	1,445,241
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	700,000	562,045
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.431%, 1/12/45 W	1,834,000	1,448,860
Cantor Commercial Real Estate Lending FRB Ser. 19-CF3, Class XA, IO, 0.715%, 1/15/53 W	10,735,942	507,283
CD Commercial Mortgage Trust FRB Ser. 17-CD3, Class C, 4.546%, 2/10/50 W	756,000	779,559
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO, 1.636%, 5/10/58 W	6,358,536	380,607
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.486%, 12/15/47 W	453,000	457,983
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC21, Class XA, IO, 1.151%, 5/10/47 W	9,611,745	239,430
FRB Ser. 14-GC19, Class XA, IO, 1.106%, 3/10/47 W	14,310,641	304,287
FRB Ser. 13-GC17, Class XA, IO, 1.016%, 11/10/46 W	11,221,032	186,986
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.074%, 3/10/47 W	561,000	590,767
FRB Ser. 12-GC8, Class XA, IO, 1.728%, 9/10/45 W	6,613,742	42,222
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	1,793,000	1,885,456
FRB Ser. 18-COR3, Class C, 4.56%, 5/10/51 W	810,000	878,449
FRB Ser. 15-LC19, Class C, 4.233%, 2/10/48 W	1,031,000	1,084,089
FRB Ser. 14-UBS4, Class XA, IO, 1.095%, 8/10/47 W	5,993,077	143,972
FRB Ser. 14-LC15, Class XA, IO, 1.065%, 4/10/47 W	8,389,116	172,816
FRB Ser. 14-CR20, Class XA, IO, 1.00%, 11/10/47 W	22,029,965	540,836
FRB Ser. 14-CR19, Class XA, IO, 0.954%, 8/10/47 W	20,383,347	443,921
FRB Ser. 13-CR11, Class XA, IO, 0.911%, 8/10/50 W	50,399,453	707,558
FRB Ser. 15-CR23, Class XA, IO, 0.888%, 5/10/48 W	20,266,288	495,936
FRB Ser. 15-CR22, Class XA, IO, 0.884%, 3/10/48 W	12,063,783	325,722
FRB Ser. 14-UBS6, Class XA, IO, 0.869%, 12/10/47 W	20,630,147	439,278
FRB Ser. 15-LC21, Class XA, IO, 0.675%, 7/10/48 W	33,642,781	718,283
COMM Mortgage Trust 144A
FRB Ser. 13-CR13, Class E, 4.882%, 11/10/46 W	523,000	508,509
FRB Ser. 14-CR17, Class D, 4.848%, 5/10/47 W	1,498,000	1,406,524
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	195,712
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	4,649,202	2,267,416
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO, 0.823%, 4/15/50 W	19,173,944	410,342
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.762%, 4/15/50 W	925,000	684,654

Fixed Income Absolute Return Fund 29

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.366%, 8/10/44 W	$1,900,000	$1,891,640
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	1,567,000	1,617,222
FRB Ser. 14-GC18, Class XA, IO, 0.978%, 1/10/47 W	18,086,116	300,230
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.536%, 9/10/47 W	587,000	401,238
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C12, Class B, 4.099%, 7/15/45 W	1,401,000	1,433,037
FRB Ser. 14-C24, Class XA, IO, 0.907%, 11/15/47 W	31,681,187	641,522
FRB Ser. 14-C19, Class XA, IO, 0.658%, 4/15/47 W	12,147,502	157,590
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.548%, 8/15/46 W	1,591,000	998,976
FRB Ser. 14-C25, Class D, 3.941%, 11/15/47 W	748,000	576,737
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 13-C10, Class XA, IO, 0.941%, 12/15/47 W	28,093,214	244,411
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C8, Class D, 4.672%, 10/15/45 W	922,000	885,383
FRB Ser. 12-LC9, Class D, 4.363%, 12/15/47 W	327,000	320,404
FRB Ser. 21-1MEM, Class D, 2.742%, 10/9/42 W	1,750,000	1,662,762
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.056%, 2/15/40 W	70,809	4
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C, 5.324%, 12/12/49 W	45,992	45,562
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.049%, 2/15/47 W	613,000	651,216
FRB Ser. 14-C17, Class C, 4.48%, 8/15/47 W	946,000	937,245
FRB Ser. 15-C26, Class XA, IO, 0.986%, 10/15/48 W	13,786,319	389,477
FRB Ser. 13-C13, Class XA, IO, 0.946%, 11/15/46 W	45,923,694	719,757
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.898%, 4/15/47 W	704,000	722,781
FRB Ser. 13-C12, Class E, 4.763%, 10/15/46 W	537,000	372,973
FRB Ser. 12-C5, Class E, 4.653%, 8/15/45 W	775,000	779,638
FRB Ser. 12-C6, Class D, 4.601%, 11/15/45 W	624,000	622,512
FRB Ser. 13-C10, Class D, 4.08%, 7/15/46 W	453,000	243,313
FRB Ser. 13-C10, Class E, 4.08%, 7/15/46 W	3,310,000	1,105,871
FRB Ser. 13-C10, Class F, 4.08%, 7/15/46 W	2,461,000	541,420
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	248,967	245,173
FRB Ser. 16-UB12, Class XA, IO, 0.709%, 12/15/49 W	24,202,351	630,728
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class E, 5.366%, 3/15/45 W	603,000	422,703
FRB Ser. 12-C4, Class XA, IO, 1.825%, 3/15/45 W	1,514,489	226
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 3.839%, 3/25/50	1,068,000	1,111,081
FRB Ser. 19-01, Class M10, 3.339%, 10/15/49	1,674,000	1,689,198
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 20-FL4, Class C, 4.839%, 2/25/35	2,333,000	2,385,874

30 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.018%, 12/15/50 W	$11,916,917	$562,266
FRB Ser. 18-C8, Class XA, IO, 0.865%, 2/15/51 W	16,214,106	725,779
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.536%, 5/10/45 W	949,000	962,108
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.038%, 8/10/49 W	921,000	942,313
FRB Ser. 12-C2, Class XA, IO, 1.271%, 5/10/63 W	6,875,164	32,180
FRB Ser. 13-C5, Class XA, IO, 0.903%, 3/10/46 W	35,884,293	249,471
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class D, 6.309%, 1/10/45 W	646,000	641,355
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.26%, 11/15/48 W	2,994,979	69
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.306%, 7/15/46 W	749,000	667,674
FRB Ser. 16-BNK1, Class XA, IO, 1.721%, 8/15/49 W	14,407,058	982,561
FRB Ser. 14-LC16, Class XA, IO, 1.083%, 8/15/50 W	20,179,281	452,890
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.306%, 7/15/46 W	1,713,000	774,076
Ser. 20-C55, Class D, 2.50%, 2/15/53	2,057,000	1,831,767
WF-RBS Commercial Mortgage Trust
Ser. 12-C6, Class B, 4.697%, 4/15/45	624,000	628,394
FRB Ser. 12-C10, Class C, 4.347%, 12/15/45 W	401,000	353,350
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class D, 4.887%, 6/15/44 W	771,000	691,414
Ser. 11-C4, Class E, 4.887%, 6/15/44 W	377,000	275,389
FRB Ser. 12-C7, Class D, 4.803%, 6/15/45 W	1,621,000	676,008
FRB Ser. 13-C15, Class D, 4.499%, 8/15/46 W	2,015,000	1,159,876
FRB Ser. 12-C10, Class D, 4.412%, 12/15/45 W	1,169,000	785,335
FRB Ser. 12-C10, Class E, 4.412%, 12/15/45 W	1,658,000	395,371
FRB Ser. 12-C9, Class XB, IO, 0.713%, 11/15/45 W	46,094,000	244,298
		62,509,492
Residential mortgage-backed securities (non-agency) (11.3%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.279%, 5/25/47	1,350,086	781,245
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.029%, 1/25/49 W	341,264	343,185
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (1 Month US LIBOR + 0.24%), 0.329%, 6/25/36	1,020,000	1,002,196
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 2.903%, 4/25/37 W	391,835	393,674
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 0.439%, 3/25/37	802,353	752,627
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.189%, 6/25/46 W	444,114	485,727
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.027%, 6/25/46	1,570,293	1,444,234
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.746%, 11/20/35	1,926,676	1,845,293

Fixed Income Absolute Return Fund 31

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 0.469%, 8/25/46	$394,673	$350,829
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.469%, 8/25/46	172,359	154,982
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 0.709%, 4/25/35	305,341	278,142
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.086%, 7/25/28	648,422	723,434
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 9.439%, 4/25/28	1,530,406	1,661,582
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (1 Month US LIBOR + 9.20%), 9.289%, 10/25/27	988,493	1,129,429
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 7.639%, 12/25/27	790,034	835,693
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.439%, 9/25/28	165,255	173,591
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.636%, 7/25/28	708,475	738,364
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 5.239%, 10/25/29	300,000	327,930
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3B, (1 Month US LIBOR + 5.15%), 5.239%, 11/25/28	280,000	296,199
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.089%, 12/25/28	3,223,075	3,368,348
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class B1, (1 Month US LIBOR + 4.35%), 4.439%, 9/25/30	268,000	279,527
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (1 Month US LIBOR + 3.80%), 3.889%, 3/25/29	293,960	303,799
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.539%, 10/25/29	786,000	811,152
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B, (1 Month US LIBOR + 2.50%), 2.589%, 3/25/30	1,229,000	1,258,730
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.389%, 9/25/30	515,109	518,978
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (1 Month US LIBOR + 5.75%), 5.839%, 7/25/50	268,000	284,215
Seasoned Credit Risk Transfer Trust FRB Ser. 18-3, Class 3, 4.75%, 8/25/57 W	340,000	361,538
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 3.789%, 12/25/30	400,000	414,571
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.739%, 1/25/49	220,787	223,732
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.539%, 3/25/49	86,557	87,639
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.489%, 2/25/47	872,000	889,471
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.389%, 10/25/48	102,900	104,198

32 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.349%, 8/25/33	$1,469,000	$1,498,481
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.189%, 9/25/48	1,251,000	1,266,686
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.189%, 9/25/48	179,000	181,804
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.089%, 2/25/47	2,913,000	2,916,444
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.899%, 9/25/41	259,000	259,175
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.339%, 9/25/28	1,578,724	1,824,831
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 11.839%, 10/25/28	834,662	964,546
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 11.839%, 8/25/28	288,203	324,188
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.839%, 8/25/28	12,468	13,200
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.089%, 9/25/28	8,890	9,293
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.789%, 4/25/28	815,372	862,676
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.639%, 4/25/28	143,928	150,839
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 5.589%, 9/25/29	441,000	485,188
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.089%, 11/25/24	3,695	3,761
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.989%, 11/25/24	540,791	562,492
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.539%, 1/25/29	593,300	616,919
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (1 Month US LIBOR + 4.40%), 4.489%, 1/25/24	1,103,979	1,138,554
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.439%, 5/25/29	1,035,312	1,079,352
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.389%, 2/25/25	79,676	81,365
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 4/25/29	1,035,145	1,076,553
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.339%, 1/25/29	895,500	928,424
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	6,457	6,583
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.089%, 5/25/25	20,737	20,853
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 3.689%, 1/25/30	370,000	386,702

Fixed Income Absolute Return Fund 33

MORTGAGE-BACKED SECURITIES (47.0%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/29	$790,277	$814,683
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 3.639%, 7/25/29	273,000	283,984
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.989%, 7/25/24	486,901	494,356
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (1 Month US LIBOR + 2.60%), 2.689%, 5/25/24	138,477	140,797
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 2.589%, 5/25/30	473,514	480,790
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.439%, 1/25/31	82,078	83,078
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.339%, 7/25/30	171,334	173,102
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A, (1 Month US LIBOR + 2.20%), 2.289%, 1/25/30	56,814	56,974
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.189%, 3/25/31	280,772	283,103
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 0.739%, 1/25/31	219,911	219,430
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (1 Month US LIBOR + 3.25%), 3.339%, 1/25/40	1,249,000	1,253,754
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 2.539%, 7/25/31	89,586	89,838
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.239%, 11/25/39	707,746	712,673
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2, (1 Month US LIBOR + 2.00%), 2.089%, 1/25/40	183,097	183,669
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	492,593	497,433
GSAA Home Equity Trust Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	786,503	345,535
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 0.60%, 5/19/35	836,286	375,744
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 4.199%, 1/25/34 (Bermuda)	213,000	213,035
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A3, 3.196%, 5/25/65 W	647,000	657,441
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 0.489%, 6/25/37	550,853	274,813
Legacy Mortgage Asset Trust 144A Ser. 21-GS3, Class A2, 3.25%, 7/25/61	403,000	403,178
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (1 Month US LIBOR + 0.43%), 0.519%, 5/25/46	678,781	610,903
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A3, 2.911%, 5/25/60 W	381,000	387,307
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 0.509%, 8/25/36	350,531	341,768
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 2.904%, 9/25/35 W	277,765	280,147
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.069%, 10/25/45	567,374	564,996
		49,505,694
Total mortgage-backed securities (cost $224,064,006)		$206,346,679

34 Fixed Income Absolute Return Fund

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (42.9%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$77,966	$88,902
5.00%, with due dates from 5/20/49 to 3/20/50	219,319	243,008
4.00%, 1/20/50	35,861	39,051
3.50%, with due dates from 9/20/49 to 11/20/49	256,742	275,643
		646,604
U.S. Government Agency Mortgage Obligations (42.8%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	100,530	110,595
4.50%, 5/1/49	24,046	26,242
Uniform Mortgage-Backed Securities
4.50%, TBA, 11/1/51	3,000,000	3,241,876
4.00%, TBA, 11/1/51	56,000,000	59,965,892
3.50%, TBA, 11/1/51	40,000,000	42,262,512
3.00%, TBA, 12/1/51	1,000,000	1,041,914
3.00%, TBA, 11/1/51	11,000,000	11,476,201
2.50%, TBA, 11/1/51	26,000,000	26,704,837
2.00%, TBA, 11/1/51	43,000,000	42,995,623
		187,825,692
Total U.S. government and agency mortgage obligations (cost $188,382,056)		$188,472,296

CORPORATE BONDS AND NOTES (16.8%)*	Principal amount	Value
Basic materials (1.8%)
Axalta Coating Systems, LLC/Axalta Coating Systems Dutch Holding B BV 144A company guaranty sr. unsec. notes 4.75%, 6/15/27	$980,000	$1,006,950
CF Industries, Inc. company guaranty sr. unsec. notes 3.45%, 6/1/23	1,120,000	1,161,373
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	257,000	267,280
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	1,152,000	1,163,520
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	1,705,000	1,773,200
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	960,000	1,000,800
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	1,520,000	1,630,200
		8,003,323
Capital goods (0.6%)
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	793,000	824,720
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5.875%, 8/15/23	1,025,000	1,078,813
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. notes 6.25%, 5/15/26	196,000	205,065
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	520,000	542,750
		2,651,348

Fixed Income Absolute Return Fund 35

CORPORATE BONDS AND NOTES (16.8%)* cont.	Principal amount	Value
Communication services (1.6%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	$443,000	$457,619
Charter Communications Operating, LLC/Charter Communications Operating Capital company guaranty sr. notes 3.75%, 2/15/28	1,048,000	1,139,802
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	750,000	773,025
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	899,000	921,475
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	265,000	335,077
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	1,045,000	1,158,644
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	526,000	547,698
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	374,000	394,570
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	1,347,000	1,392,461
		7,120,371
Consumer cyclicals (1.9%)
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	377,000	405,597
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	1,000,000	1,085,000
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	483,000	503,528
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	1,171,000	1,283,709
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%, 3/1/26 (United Kingdom)	195,000	212,063
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	680,000	708,900
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/15/22	565,000	581,950
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26	700,000	802,865
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	680,000	709,750
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	837,000	893,498
Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/30	123,000	132,840
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	445,000	456,681
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	520,000	536,250
		8,312,631
Consumer staples (2.0%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	165,000	165,865
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,280,000	2,386,134
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	2,128,000	2,226,005

36 Fixed Income Absolute Return Fund

CORPORATE BONDS AND NOTES (16.8%)* cont.	Principal amount	Value
Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	$515,000	$536,888
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	762,000	791,779
Netflix, Inc. sr. unsec. notes 5.50%, 2/15/22	420,000	425,775
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	710,000	864,212
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	205,000	247,267
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	1,093,000	1,196,986
		8,840,911
Energy (1.9%)
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.875%, 3/31/25	1,119,000	1,252,632
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	975,000	1,023,750
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	970,000	1,005,163
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	867,000	869,168
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,010,000	1,111,000
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	418,725
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	86,000	75,488
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	488,000	531,920
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	88,000	92,048
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	78,000	84,825
Petroleos de Venezuela SA company guaranty sr. unsec. unsub. notes 5.375%, 4/12/27 (Venezuela) (In default) †	956,000	47,800
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	483,000	475,175
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.50%, 3/13/27 (Mexico)	133,000	141,693
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	368,000	368,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	680,000	715,591
		8,212,978
Financials (4.3%)
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	540,000	773,185
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	1,209,000	1,372,466
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	1,096,000	1,211,080
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,658,000	1,819,655
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,883,000	2,102,269
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	1,146,000	1,231,950

Fixed Income Absolute Return Fund 37

CORPORATE BONDS AND NOTES (16.8%)* cont.	Principal amount	Value
Financials cont.
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	$440,000	$479,353
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	425,000	479,268
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	1,095,000	1,147,013
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)	810,000	778,418
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	483,000	498,622
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	1,000,000	1,135,000
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	1,748,000	1,836,973
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	4,150,000	4,171,219
		19,036,471
Health care (1.6%)
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,222,000	1,263,881
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	930,000	1,003,238
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	950,000	1,077,270
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	140,000	137,900
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,655,000	1,696,375
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,132,000	1,187,185
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	237,000	235,880
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	340,000	343,342
		6,945,071
Technology (0.8%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	815,000	839,450
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	1,535,000	1,559,852
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	591,000	607,223
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	455,000	470,374
		3,476,899
Utilities and power (0.3%)
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	755,000	764,823
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	501,000	485,344
		1,250,167
Total corporate bonds and notes (cost $71,897,200)		$73,850,170

COLLATERALIZED LOAN OBLIGATIONS (9.7%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.514%, 1/15/33 (Cayman Islands)	$1,340,000	$1,341,261
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.624%, 1/15/33 (Cayman Islands)	1,340,000	1,341,441
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.224%, 4/15/34 (Cayman Islands)	1,245,000	1,245,547

38 Fixed Income Absolute Return Fund

COLLATERALIZED LOAN OBLIGATIONS (9.7%)* cont.	Principal amount	Value
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.32%, 10/20/34 (Cayman Islands)	$1,177,000	$1,176,995
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.228%, 4/22/34 (Cayman Islands)	692,000	692,720
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.122%, 4/20/34 (Cayman Islands)	556,000	556,163
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.344%, 4/15/33	1,500,000	1,502,160
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.182%, 4/20/34 (Cayman Islands)	250,000	250,221
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.242%, 7/18/34 (Cayman Islands)	543,000	544,200
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.194%, 4/15/34 (Cayman Islands)	750,000	750,329
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 1/20/32	1,340,000	1,343,673
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.222%, 4/20/31	381,000	380,669
Canyon Capital CLO, Ltd. 144A FRB Ser. 19-2A, Class A, (BBA LIBOR USD 3 Month + 1.37%), 1.494%, 10/15/32	561,000	561,000
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.159%, 4/30/31	423,000	423,029
Carlyle US CLO, Ltd. 144A FRB Ser. 21-3A, Class A1AR, (BBA LIBOR USD 3 Month + 0.90%), 1.032%, 7/20/29 (Cayman Islands)	640,000	640,014
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.242%, 4/20/32 (Cayman Islands)	650,000	650,621
Cedar Funding II CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (BBA LIBOR USD 3 Month + 1.08%), 1.212%, 4/20/34	600,000	600,531
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 20-29A, Class A1N, (BBA LIBOR USD 3 Month + 1.70%), 1.832%, 7/20/31	366,000	366,597
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.306%, 10/20/34 ##	506,000	506,000
Crestline Denali CLO XVII, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.06%), 1.184%, 10/15/31 (Cayman Islands)	660,000	660,030
Dryden 78 CLO, Ltd. 144A FRB Ser. 20-78A, Class A, (BBA LIBOR USD 3 Month + 1.18%), 1.302%, 4/17/33 (Cayman Islands)	998,000	998,707
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.354%, 10/15/29	1,100,000	1,100,648
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.282%, 4/20/34	600,000	600,619
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.364%, 4/15/33 (Cayman Islands)	750,000	751,709
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.282%, 10/20/34 (Cayman Islands)	607,000	609,041
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.322%, 4/16/34 (Cayman Islands)	882,000	883,812
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.432%, 4/17/33	544,000	544,616
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.16%), 1.284%, 1/27/31 (Cayman Islands)	1,201,000	1,201,808
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.354%, 10/15/31 (Cayman Islands)	796,970	796,650

Fixed Income Absolute Return Fund 39

COLLATERALIZED LOAN OBLIGATIONS (9.7%)* cont.	Principal amount	Value
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.324%, 7/15/34 (Cayman Islands)	$500,000	$500,513
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	1,401,000	1,405,160
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 1/20/33 (Cayman Islands)	286,000	286,315
Kayne CLO 6, Ltd. 144A FRB Ser. 19-6A, Class A1, (BBA LIBOR USD 3 Month + 1.38%), 1.512%, 1/20/33	250,000	250,138
Madison Park Funding XLVIII, Ltd. 144A FRB Ser. 21-48A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.274%, 4/19/33 (Cayman Islands)	309,000	309,730
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA LIBOR USD 3 Month + 0.75%), 0.874%, 4/15/29	764,913	765,066
Magnetite CLO XXVI, Ltd. 144A FRB Ser. 21-26A, Class A1R, (BBA LIBOR USD 3 Month + 1.12%), 1.21%, 7/25/34	448,000	449,588
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	379,000	378,999
Niagara Park CLO, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.00%), 1.122%, 7/17/32 (Cayman Islands)	1,036,000	1,037,575
Northwoods Capital XVII, Ltd. 144A FRB Ser. 18-17A, Class A, (BBA LIBOR USD 3 Month + 1.06%), 1.188%, 4/22/31 (Cayman Islands)	429,000	428,188
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.284%, 7/15/34 (Cayman Islands)	624,000	624,426
OCP CLO, Ltd. 144A FRB Ser. 21-19A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.282%, 10/20/34 (Cayman Islands)	857,000	856,973
Octagon Investment Partners 54, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.12%), 1.253%, 7/15/34 (Cayman Islands)	337,000	337,226
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.382%, 10/30/30	741,890	741,906
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 1.274%, 7/15/34 (Cayman Islands)	971,000	972,163
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (BBA LIBOR USD 3 Month + 1.00%), 1.132%, 10/20/31 (Cayman Islands)	500,000	500,453
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.224%, 1/15/34	750,000	751,100
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 1.244%, 10/15/34 (Cayman Islands)	571,000	571,724
Riserva CLO, Ltd. 144A FRB Ser. 21-3A, Class ARR, (BBA LIBOR USD 3 Month + 1.06%), 1.182%, 1/18/34 (Cayman Islands)	250,000	249,631
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.484%, 1/15/36	813,000	815,285
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	777,000	777,134
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.402%, 4/20/33 (Cayman Islands)	789,000	790,434
Sound Point CLO II, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.07%), 1.195%, 1/26/31 (Cayman Islands)	533,000	534,129
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.194%, 4/25/34 (Cayman Islands)	795,000	795,473
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.298%, 7/20/34 (Cayman Islands)	624,000	624,214

40 Fixed Income Absolute Return Fund

COLLATERALIZED LOAN OBLIGATIONS (9.7%)* cont.	Principal amount	Value
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.312%, 7/20/34 (Cayman Islands)	$1,445,000	$1,448,020
Vibrant CLO VIII, Ltd. 144A FRB Ser. 18-8A, Class A1A, (BBA LIBOR USD 3 Month + 1.14%), 1.272%, 1/20/31 (Cayman Islands)	1,000,000	1,000,022
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.614%, 7/15/32	1,214,000	1,215,384
Total collateralized loan obligations (cost $42,471,904)		$42,437,780

SENIOR LOANS (7.1%)*c	Principal amount	Value
Basic materials (0.8%)
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.587%, 2/1/27	$1,652,138	$1,634,923
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.087%, 6/26/25	976,312	974,906
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.839%, 10/1/25	810,681	804,098
		3,413,927
Capital goods (1.2%)
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.337%, 4/30/26	682,996	678,441
Gardner Denver, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.837%, 2/28/27	706,245	695,870
GFL Environmental, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.50%, 5/31/25	970,176	971,389
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	405,190	397,905
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD 3 Month + 2.25%), 2.337%, 5/30/25	246,013	242,963
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD 3 Month + 2.25%), 2.337%, 12/9/25	909,444	897,812
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.83%, 3/2/27	1,489,405	1,478,235
		5,362,615
Communication services (1.0%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.34%, 1/15/26	972,500	951,834
Charter Communications Operating, LLC bank term loan FRN Ser. B2, (BBA LIBOR USD 3 Month + 1.75%), 1.84%, 2/1/27	736,580	731,174
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.34%, 7/17/25	809,338	789,866
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 3.75%), 8.00%, 11/27/23	1,019,814	1,028,309
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR + 3.00%), 3.087%, 3/9/27	890,789	876,243
		4,377,426
Consumer cyclicals (2.4%)
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	516,090	517,086
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 3.83%, 3/4/25	990,000	986,288

Fixed Income Absolute Return Fund 41

SENIOR LOANS (7.1%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 4/12/28	$791,025	$789,443
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	257,993	257,717
Entercom Media Corp. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 2.50%), 2.587%, 11/17/24	777,215	770,415
Golden Nugget, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 10/4/23	981,859	976,420
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.839%, 6/21/26	639,438	634,348
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.50%), 2.587%, 1/31/25	231,495	231,217
Reynolds Consumer Products, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 1.75%), 1.837%, 1/29/27	863,788	859,668
Scientific Games International, Inc. bank term loan FRN Ser. B5, (BBA LIBOR USD 3 Month + 2.75%), 2.837%, 8/14/24	1,544,681	1,537,483
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.382%, 7/29/25	766,346	763,326
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 3.587%, 12/17/26	1,039,500	1,035,082
Univision Communications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 3/24/26	639,017	638,538
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.00%, 7/24/24	479,182	479,182
		10,476,213
Consumer staples (0.4%)
1011778 BC, ULC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.837%, 11/19/26	878,370	860,645
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	718,125	711,425
		1,572,070
Energy (0.2%)
Prairie ECI Acquiror LP bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 4.837%, 3/11/26	1,000,000	965,380
		965,380
Health care (0.4%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 1.836%, 2/4/27	965,899	957,274
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.074%, 11/15/27	409,375	403,439
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.08%, 6/30/25	623,436	622,919
		1,983,632
Technology (0.5%)
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 3.882%, 10/2/25	720,147	714,804
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/31/27	1,014,750	1,013,400
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	482,575	483,555
		2,211,759

42 Fixed Income Absolute Return Fund

SENIOR LOANS (7.1%)*c cont.	Principal amount	Value
Utilities and power (0.2%)
Calpine Construction Finance Co. LP bank term loan FRN (BBA LIBOR USD 3 Month + 2.00%), 2.087%, 1/15/25	$779,625	$770,433
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 1.75%), 1.837%, 12/1/25	241,744	239,326
		1,009,759
Total senior loans (cost $30,778,578)		$31,372,781

ASSET-BACKED SECURITIES (5.0%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,132,000	$1,133,472
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.989%, 10/25/53	1,115,000	1,115,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 11/25/53	672,000	672,000
Mortgage Repurchase Agreement Financing Trust 144A
FRB Ser. 20-5, Class A1, (1 Month US LIBOR + 1.00%), 1.084%, 8/10/23	800,000	800,922
FRB Ser. 21-S1, Class A1, (1 Month US LIBOR + 0.50%), 0.584%, 9/10/22	779,000	779,898
MRA Issuance Trust 144A
FRB Ser. 21-EBO1, Class A2X, (1 Month US LIBOR + 1.75%), 1.838%, 4/15/22	1,361,000	1,361,000
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.832%, 2/16/22	1,443,000	1,443,585
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	1,528,000	1,528,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.582%, 3/8/22	1,509,000	1,510,444
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.282%, 8/15/22	1,147,000	1,147,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	1,406,000	1,406,473
FRB Ser. 21-8, Class A2X, (1 Month US LIBOR + 1.15%), 1.238%, 5/15/22	1,139,000	1,139,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	1,443,000	1,443,000
RMF Buyout Issuance Trust 144A Ser. 20-2, Class M3, 4.571%, 6/25/30 W	267,000	267,401
ROC Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.487%, 8/25/26 W	870,000	870,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.889%, 4/25/22	1,464,000	1,464,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	1,464,000	1,464,000
FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 0.78%, 12/8/22	490,000	490,000

Fixed Income Absolute Return Fund 43

ASSET-BACKED SECURITIES (5.0%)* cont.	Principal amount	Value
Station Place Securitization Trust 144A
FRB Ser. 21-16, Class A1, (1 Month US LIBOR + 0.62%), 0.698%, 11/7/22	$1,421,000	$1,421,000
Toorak Mortgage Corp., Ltd. 144A Ser. 19-1, Class A1, 4.535%, 3/25/22 W	357,649	358,674
Total asset-backed securities (cost $21,807,648)		$21,814,869

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.5%)*	Principal amount	Value
Angola (Republic of) sr. unsec. notes Ser. REGS, 8.25%, 5/9/28 (Angola)	$690,000	$697,749
Argentina (Republic of) 144A sr. unsec. notes 5.00%, 2/1/29 (Argentina)	547,481	350,388
Buenos Aires (Government of) 144A sr. unsec. unsub. bonds 3.90%, 9/1/37 (Argentina)	884,994	390,537
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 5.00%, 6/1/27 (Argentina)	409,861	273,254
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	230,000	233,163
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	311,000	330,438
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 4/20/27 (Dominican Republic)	118,000	141,453
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	242,000	277,090
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	721,000	805,718
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)	1,194,000	1,327,446
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%, 1/15/24 (Indonesia)	585,000	647,160
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)	300,000	337,502
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	310,000	346,422
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	1,290,000	1,336,755
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)	1,795,000	1,886,994
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Ivory Coast)	143,208	142,492
Jamaica (Government of) sr. unsec. unsub. bonds 8.00%, 3/15/39 (Jamaica)	416,000	583,232
Jamaica (Government of) sr. unsec. unsub. notes 6.75%, 4/28/28 (Jamaica)	200,000	233,700
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	420,000	513,967
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	560,000	636,447
Kenya (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 6/24/24 (Kenya)	1,120,000	1,208,200
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,291,000	1,541,054

44 Fixed Income Absolute Return Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.5%)* cont.	Principal amount	Value
Oman (Sultanate of) sr. unsec. notes Ser. REGS, 6.00%, 8/1/29 (Oman)	$252,000	$270,593
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	535,000	601,875
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	255,000	280,500
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	708,000	748,830
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)	635,000	628,650
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	845,000	871,406
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25 (South Africa)	255,000	284,779
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	305,000	320,250
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	550,000	442,063
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)	300,000	308,400
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	217,000	209,427
Venezuela (Republic of) sr. unsec. notes 7.65%, 4/21/25 (Venezuela) (In default) †	431,000	42,023
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	500,000	548,627
Total foreign government and agency bonds and notes (cost $19,231,991)		$19,798,584

CONVERTIBLE BONDS AND NOTES (1.4%)*	Principal amount	Value
Capital goods (—%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26	$54,000	$58,337
		58,337
Communication services (0.1%)
Cable One, Inc. 144A company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	138,000	135,165
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	139,000	141,618
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	21,000	30,359
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	50,000	63,706
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	175,000	180,460
		551,308
Consumer cyclicals (0.2%)
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	46,000	68,241
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	48,000	68,780
DraftKings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 3/15/28	75,000	65,396
Expedia Group, Inc. 144A company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	67,000	72,332
Ford Motor Co. 144A cv. sr. unsec. notes zero %, 3/15/26	108,000	127,752
Live Nation Entertainment, Inc. cv. sr. unsec. notes 2.50%, 3/15/23	45,000	70,173
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	20,000	41,190

Fixed Income Absolute Return Fund 45

CONVERTIBLE BONDS AND NOTES (1.4%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Royal Caribbean Cruises, Ltd. 144A cv. sr. unsec. notes 2.875%, 11/15/23	$87,000	$108,699
Shift4 Payments, Inc. 144A cv. sr. unsec. sub. notes zero %, 12/15/25	53,000	57,473
Square, Inc. 144A cv. sr. unsec. sub. notes 0.25%, 11/1/27	65,000	78,530
Square, Inc. 144A cv. sr. unsec. sub. notes zero %, 5/1/26	65,000	76,102
Vail Resorts, Inc. 144A cv. sr. unsec. sub. notes zero %, 1/1/26	119,000	130,691
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	40,000	51,231
		1,016,590
Consumer staples (0.1%)
Airbnb, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	75,000	73,426
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	44,000	49,941
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	58,000	52,570
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	70,000	65,363
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28	58,000	74,088
Shake Shack, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	104,000	85,396
Uber Technologies, Inc. 144A cv. sr. unsec. notes zero %, 12/15/25	74,000	71,190
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	35,000	34,478
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	21,000	36,567
		543,019
Energy (0.1%)
Enphase Energy, Inc. 144A cv. sr. unsec. notes zero %, 3/1/28	138,000	154,679
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	46,000	81,294
Sunrun, Inc. 144A cv. sr. unsec. notes zero %, 2/1/26	103,000	93,783
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	54,000	48,335
		378,091
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R	53,000	54,723
JPMorgan Chase Financial Co., LLC cv. company guaranty sr. unsec. notes 0.25%, 5/1/23	77,000	87,232
Redfin Corp. cv. sr. unsec. notes zero %, 10/15/25	46,000	46,825
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	43,000	50,321
		239,101
Health care (0.2%)
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	71,000	90,635
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	118,000	126,260
Guardant Health, Inc. 144A cv. sr. unsec. sub. notes zero %, 11/15/27	36,000	36,224
Guardant Health, Inc. 144A cv. sr. unsec. sub. notes zero %, 11/15/27	58,000	63,875
Halozyme Therapeutics, Inc. 144A cv. sr. unsec. notes 0.25%, 3/1/27	80,000	70,770
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	31,000	45,983
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	38,000	45,434
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	67,000	68,005
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	110,000	111,100

46 Fixed Income Absolute Return Fund

CONVERTIBLE BONDS AND NOTES (1.4%)* cont.	Principal amount	Value
Health care cont.
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	$63,000	$65,972
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	26,000	36,221
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	45,000	46,040
		806,519
Technology (0.5%)
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	111,000	121,753
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	39,000	47,757
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	45,000	46,993
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	79,000	79,887
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	44,000	47,035
Blackline, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	57,000	58,113
Box, Inc. 144A cv. sr. unsec. notes zero %, 1/15/26	101,000	120,190
Ceridian HCM Holding, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/26	62,000	71,213
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	85,000	93,026
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24 (Israel)	49,000	63,362
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	32,000	60,601
Envestnet, Inc. 144A cv. company guaranty sr. unsec. notes 0.75%, 8/15/25	74,000	75,480
Everbridge, Inc. 144A cv. sr. unsec. notes zero %, 3/15/26	68,000	75,264
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	26,000	34,781
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	58,000	63,075
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	104,000	130,053
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	80,000	96,152
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	67,000	117,123
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	67,000	73,117
Rapid7, Inc. 144A cv. sr. unsec. notes 0.25%, 3/15/27	52,000	71,401
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	55,000	56,409
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	39,000	62,767
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	98,000	99,236
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	118,000	123,236
Twitter, Inc. 144A cv. sr. unsec. sub. notes zero %, 3/15/26	150,000	137,469
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	27,000	34,623
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	34,000	40,014
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	28,000	60,401
Zynga, Inc. 144A cv. sr. unsec. unsub. notes zero %, 12/15/26	116,000	111,447
		2,271,978
Transportation (0.1%)
American Airlines Group, Inc. cv. company guaranty notes 6.50%, 7/1/25	22,000	32,090
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	83,000	79,698
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	91,000	127,741
		239,529
Utilities and power (—%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	64,000	74,074
NRG Energy, Inc. cv. company guaranty sr. unsec. bonds 2.75%, 6/1/48	63,000	73,084
		147,158
Total convertible bonds and notes (cost $5,724,273)		$6,251,630

Fixed Income Absolute Return Fund 47

PURCHASED SWAP OPTIONS OUTSTANDING (1.4%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485		$28,084,300	$27,242
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		4,663,100	551,365
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		4,663,100	148,147
JPMorgan Chase Bank N.A.
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	469,392
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	459,074
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	153,084
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	149,108
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,450,300	933,893
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,450,300	931,132
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		3,450,300	799,607
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		5,643,600	328,683
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613		5,643,600	196,002
NatWest Markets PLC
(0.52)/Sterling Overnight Index Average/Sep-23 (United Kingdom)	Sep-22/0.52	GBP	53,602,900	580,264
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	8,745,700	296,224
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	8,745,700	198,258
Total purchased swap options outstanding (cost $3,909,829)				$6,221,475

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$18,132,330	GBP	13,249,300	$6,074
Goldman Sachs International
AUD/USD (Put)	Nov-21/0.73	13,597,671	AUD	18,076,000	20,097
EUR/USD (Put)	Nov-21/1.16	17,705,065	EUR	15,315,800	66,695
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Nov-21/1.15	17,964,124	EUR	15,539,900	24,701
Toronto-Dominion Bank
USD/CAD (Call)	Nov-21/CAD 1.26	6,653,800		$6,653,800	16,748
UBS AG
NZD/USD (Put)	Nov-21/$0.68	13,862,699	NZD	19,345,100	790
Total purchased options outstanding (cost $511,540)					$135,105

SHORT-TERM INVESTMENTS (10.4%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.09% L	Shares	23,846,323	$23,846,323
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	476,000	476,000
U.S. Treasury Bills 0.054%, 5/19/22 ∆ §		$800,000	799,679
U.S. Treasury Bills 0.048%, 3/24/22 # ∆ §		3,700,000	3,699,128
U.S. Treasury Bills 0.045%, 2/17/22 ∆		1,700,000	1,699,726
U.S. Treasury Bills 0.042%, 3/3/22 # ∆ §		3,976,000	3,975,192

48 Fixed Income Absolute Return Fund

SHORT-TERM INVESTMENTS (10.4%)* cont.	Principal amount	Value
U.S. Treasury Bills 0.041%, 3/17/22 # ∆ §	$4,100,000	$4,099,081
U.S. Treasury Bills 0.040%, 4/21/22 # ∆ §	6,800,000	6,797,981
U.S. Treasury Bills 0.037%, 3/10/22 ∆ §	100,000	99,978
Total short-term investments (cost $45,494,707)		$45,493,088

TOTAL INVESTMENTS
Total investments (cost $654,273,732)	$642,194,457

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2020 through October 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $439,137,609.
†	This security is non-income-producing.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,037,781 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Fixed Income Absolute Return Fund 49

∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $12,027,129 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $4,176,858 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $242,879,027 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $268,089,252)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/19/22	$4,409,917	$4,270,625	$(139,292)
	British Pound	Buy	12/15/21	1,031,904	1,046,243	(14,339)
	Canadian Dollar	Buy	1/19/22	571,185	562,021	9,164
	Euro	Buy	12/15/21	1,999,869	2,059,901	(60,032)
	Hong Kong Dollar	Buy	11/17/21	224,236	224,436	(200)
	Hong Kong Dollar	Sell	11/17/21	224,236	224,215	(21)
	Japanese Yen	Buy	11/17/21	4,733,950	4,903,476	(169,526)
	New Zealand Dollar	Sell	1/19/22	3,275,841	3,187,460	(88,381)
	Swedish Krona	Buy	12/15/21	340,327	344,118	(3,791)
	Swiss Franc	Buy	12/15/21	480,843	474,022	6,821
Barclays Bank PLC
	Australian Dollar	Sell	1/19/22	2,168,955	2,099,660	(69,295)
	British Pound	Buy	12/15/21	2,139,912	2,131,560	8,352
	Canadian Dollar	Buy	1/19/22	336,101	333,354	2,747

50 Fixed Income Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $268,089,252) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Euro	Sell	12/15/21	$2,774,845	$2,800,686	$25,841
	Japanese Yen	Buy	11/17/21	2,462,066	2,535,085	(73,019)
	New Zealand Dollar	Sell	1/19/22	1,306,687	1,271,511	(35,176)
	Swedish Krona	Buy	12/15/21	692,561	681,522	11,039
	Swiss Franc	Sell	12/15/21	353,552	345,006	(8,546)
Citibank, N.A.
	Australian Dollar	Sell	1/19/22	484,565	492,472	7,907
	British Pound	Sell	12/15/21	2,088,993	2,123,493	34,500
	Canadian Dollar	Buy	1/19/22	746,225	734,160	12,065
	Euro	Sell	12/15/21	657,404	677,142	19,738
	Hong Kong Dollar	Buy	11/17/21	450,941	451,336	(395)
	Hong Kong Dollar	Sell	11/17/21	450,941	450,897	(44)
	Japanese Yen	Buy	11/17/21	2,147,980	2,203,574	(55,594)
	New Zealand Dollar	Sell	1/19/22	1,664,506	1,619,315	(45,191)
	Norwegian Krone	Buy	12/15/21	1,964,886	1,929,007	35,879
	Swedish Krona	Sell	12/15/21	1,376,745	1,348,633	(28,112)
	Swiss Franc	Sell	12/15/21	636,786	629,383	(7,403)
Credit Suisse International
	Australian Dollar	Buy	1/19/22	6,095	5,902	193
	British Pound	Sell	12/15/21	948,547	958,736	10,189
	Canadian Dollar	Sell	1/19/22	559,871	540,794	(19,077)
	Euro	Sell	12/15/21	999,703	1,026,313	26,610
	New Zealand Dollar	Buy	1/19/22	1,167,636	1,136,050	31,586
Goldman Sachs International
	Australian Dollar	Sell	1/19/22	2,397,619	2,297,593	(100,026)
	British Pound	Buy	12/15/21	39,557	169,111	(129,554)
	Canadian Dollar	Buy	1/19/22	9,416,550	9,264,386	152,164
	Euro	Buy	12/15/21	2,598,488	2,818,975	(220,487)
	Japanese Yen	Buy	11/17/21	3,548,741	3,780,816	(232,075)
	New Zealand Dollar	Sell	1/19/22	5,638,311	5,502,276	(136,035)
	Norwegian Krone	Sell	12/15/21	720,208	699,135	(21,073)
	Swedish Krona	Sell	12/15/21	2,432,084	2,339,912	(92,172)
	Swiss Franc	Buy	12/15/21	2,651,581	2,644,344	7,237
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/19/22	1,970,389	1,907,568	(62,821)
	British Pound	Sell	12/15/21	961,002	976,561	15,559
	Canadian Dollar	Buy	1/19/22	920,943	906,134	14,809
	Euro	Buy	12/15/21	2,846,013	2,910,608	(64,595)
	Hong Kong Dollar	Buy	11/17/21	1,639,923	1,640,830	(907)
	Hong Kong Dollar	Sell	11/17/21	1,639,923	1,640,001	78
	Japanese Yen	Buy	11/17/21	3,751,308	3,866,707	(115,399)
	New Zealand Dollar	Buy	1/19/22	104,913	102,063	2,850
	Norwegian Krone	Sell	12/15/21	19,064	18,607	(457)
	Swiss Franc	Sell	12/15/21	5,468	5,478	10

Fixed Income Absolute Return Fund 51

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $268,089,252) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/19/22	$3,608,279	$3,470,837	$137,442
	British Pound	Buy	12/15/21	924,731	966,577	(41,846)
	Canadian Dollar	Buy	1/19/22	2,191,401	2,202,047	(10,646)
	Euro	Buy	12/15/21	3,110,548	3,184,116	(73,568)
	Japanese Yen	Sell	11/17/21	3,302,986	3,381,006	78,020
	New Zealand Dollar	Buy	1/19/22	9,854,574	9,588,793	265,781
	Norwegian Krone	Buy	12/15/21	2,222,536	2,212,373	10,163
	Swedish Krona	Buy	12/15/21	1,073,935	1,065,527	8,408
	Swiss Franc	Sell	12/15/21	965,954	967,610	1,656
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/19/22	5,399,363	5,229,078	170,285
	British Pound	Buy	12/15/21	5,375,785	5,430,748	(54,963)
	Canadian Dollar	Buy	1/19/22	4,364,538	4,356,052	8,486
	Euro	Buy	12/15/21	1,942,010	2,023,758	(81,748)
	Japanese Yen	Buy	11/17/21	1,409,705	1,475,484	(65,779)
	New Zealand Dollar	Sell	1/19/22	6,777,252	6,593,153	(184,099)
	Norwegian Krone	Buy	12/15/21	4,051,870	3,947,465	104,405
	Swedish Krona	Buy	12/15/21	271,749	343,272	(71,523)
	Swiss Franc	Sell	12/15/21	3,135,268	3,118,900	(16,368)
NatWest Markets PLC
	Australian Dollar	Buy	1/19/22	1,032,711	962,752	69,959
	British Pound	Buy	12/15/21	414,596	433,623	(19,027)
	Canadian Dollar	Buy	1/19/22	858,232	844,395	13,837
	Euro	Sell	12/15/21	6,435,293	6,612,743	177,450
	Hong Kong Dollar	Buy	11/17/21	604,459	604,403	56
	Hong Kong Dollar	Sell	11/17/21	604,459	604,979	520
	Japanese Yen	Sell	11/17/21	274,466	286,324	11,858
	New Zealand Dollar	Sell	1/19/22	6,223,705	6,044,634	(179,071)
	Norwegian Krone	Buy	12/15/21	695,097	671,804	23,293
	Swedish Krona	Buy	12/15/21	953,614	952,898	716
	Swiss Franc	Buy	12/15/21	689,933	691,200	(1,267)
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/19/22	2,635,537	2,659,338	23,801
	British Pound	Sell	12/15/21	456,343	410,333	(46,010)
	Canadian Dollar	Buy	1/19/22	1,561,546	1,569,834	(8,288)
	Euro	Sell	12/15/21	3,390,128	3,349,256	(40,872)
	Hong Kong Dollar	Buy	11/17/21	5,378,935	5,383,544	(4,609)
	Hong Kong Dollar	Sell	11/17/21	5,378,935	5,378,232	(703)
	Japanese Yen	Sell	11/17/21	10,233,093	10,542,382	309,289
	New Zealand Dollar	Sell	1/19/22	811,321	757,341	(53,980)
	Norwegian Krone	Sell	12/15/21	1,785,243	1,719,693	(65,550)
	Swedish Krona	Sell	12/15/21	2,932,042	2,847,860	(84,182)
	Swiss Franc	Buy	12/15/21	1,333,611	1,312,037	21,574

52 Fixed Income Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/21 (aggregate face value $268,089,252) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Toronto-Dominion Bank
	Australian Dollar	Buy	1/19/22	$2,408,905	$2,332,815	$76,090
	British Pound	Buy	12/15/21	720,376	702,555	17,821
	Canadian Dollar	Sell	1/19/22	825,018	802,425	(22,593)
	Euro	Sell	12/15/21	2,195,899	2,260,965	65,066
	Hong Kong Dollar	Buy	11/17/21	324,491	324,775	(284)
	Hong Kong Dollar	Sell	11/17/21	324,491	324,454	(37)
	Japanese Yen	Buy	11/17/21	3,008,330	3,106,950	(98,620)
	New Zealand Dollar	Sell	1/19/22	1,667,011	1,621,570	(45,441)
	Norwegian Krone	Buy	12/15/21	6,877,736	6,743,835	133,901
	Swedish Krona	Sell	12/15/21	5,240,137	5,117,177	(122,960)
UBS AG
	Australian Dollar	Sell	1/19/22	1,166,869	1,129,848	(37,021)
	British Pound	Buy	12/15/21	890,649	910,387	(19,738)
	Canadian Dollar	Buy	1/19/22	2,812,205	2,769,336	42,869
	Euro	Buy	12/15/21	7,095,823	7,278,041	(182,218)
	Hong Kong Dollar	Buy	11/17/21	156,205	156,273	(68)
	Hong Kong Dollar	Sell	11/17/21	156,205	156,334	129
	Japanese Yen	Buy	11/17/21	11,668,554	11,951,085	(282,531)
	New Zealand Dollar	Sell	1/19/22	1,898,735	1,836,544	(62,191)
	Norwegian Krone	Sell	12/15/21	3,339,201	3,241,799	(97,402)
	Swedish Krona	Buy	12/15/21	3,119,472	3,164,910	(45,438)
	Swiss Franc	Sell	12/15/21	3,245,388	3,236,315	(9,073)
WestPac Banking Corp.
	British Pound	Buy	12/15/21	1,053,941	1,065,214	(11,273)
	Canadian Dollar	Buy	1/19/22	1,437,983	1,414,715	23,268
	Euro	Sell	12/15/21	285,365	293,006	7,641
	Japanese Yen	Sell	11/17/21	291,518	301,051	9,533
	New Zealand Dollar	Sell	1/19/22	2,402,545	2,337,259	(65,286)
Unrealized appreciation						2,248,655
Unrealized (depreciation)						(4,199,308)
Total						$(1,950,653)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	1,083	$237,447,750	$237,447,750	Dec-21	$1,004,413
U.S. Treasury Note Ultra 10 yr (Short)	235	34,082,344	34,082,344	Dec-21	526,880
Unrealized appreciation					1,531,293
Unrealized (depreciation)					—
Total					$1,531,293

Fixed Income Absolute Return Fund 53

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/21 (premiums $8,703,096)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		$28,084,300	$226,640
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		5,613,600	334,458
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		5,613,600	377,009
Goldman Sachs International
1.722/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	3,028,000	177,983
(1.722)/6 month GBP-LIBOR-BBA/Feb-39	Feb-29/1.722	GBP	3,028,000	388,870
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$2,082,300	37,752
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		3,327,300	50,475
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		16,410,700	138,506
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	6,661,600	164,643
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		$3,327,300	180,506
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		2,082,300	210,791
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	6,661,600	1,019,664
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$16,410,700	2,221,024
Morgan Stanley & Co. International PLC
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		2,395,100	54,489
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		2,395,100	55,854
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		5,643,600	97,860
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		5,643,600	206,274
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		2,395,100	276,418
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		2,395,100	283,005
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		3,450,300	734,983
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		3,450,300	874,858
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		3,450,300	885,209
NatWest Markets PLC
0.84/Sterling Overnight Index Average/Sep-23	Sep-22/0.84	GBP	53,602,900	392,467
0.68/Sterling Overnight Index Average/Sep-23	Sep-22/0.68	GBP	53,602,900	481,964
Toronto-Dominion Bank
(1.758)/3 month CAD-BA-CDOR/Nov-26	Nov-21/1.758	CAD	2,808,900	143
(1.81)/3 month CAD-BA-CDOR/Nov-26	Nov-21/1.81	CAD	5,617,800	999
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$306,100	17,965
1.758/3 month CAD-BA-CDOR/Nov-26	Nov-21/1.758	CAD	2,808,900	27,601
1.81/3 month CAD-BA-CDOR/Nov-26	Nov-21/1.81	CAD	5,617,800	45,424
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$612,300	125,240
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		6,511,700	357,037
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		6,511,700	382,564
Total				$10,828,675

54 Fixed Income Absolute Return Fund

WRITTEN OPTIONS OUTSTANDING at 10/31/21 (premiums $20,128)
Counterparty	Expiration date/strike price	Notional amount	Contract amount	Value
Toronto-Dominion Bank
USD/CAD (Put)	Nov-21/CAD 1.23	$6,653,800	$6,653,800	$19,935
Total

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	3,163,500	$(512,677)	$698,708
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		$37,416,800	(345,170)	553,394
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		6,653,800	(476,412)	337,880
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,673,000	(381,566)	336,959
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		$22,505,100	(1,086,996)	281,764
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		3,388,500	(247,361)	182,877
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		7,876,800	(387,426)	143,988
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305		45,233,000	(54,280)	130,723
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		2,999,900	(390,737)	126,386
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		27,074,600	(174,970)	49,817
2.35/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		127,500	(16,575)	9,893
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		27,074,600	(174,970)	7,852
(2.35)/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		127,500	(16,575)	(6,117)
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		2,249,900	(50,902)	(12,869)
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485		10,016,500	(604,496)	(63,905)
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		9,046,600	(117,606)	(72,463)
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,673,000	(381,566)	(97,628)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		$3,388,500	(247,361)	(125,002)
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	3,163,500	(256,339)	(125,143)

Fixed Income Absolute Return Fund 55

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		$2,999,900	$(390,737)	$(138,625)
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		6,653,800	(476,412)	(225,830)
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		37,416,800	(345,170)	(325,152)
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		2,249,900	(1,057,849)	(723,253)
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875		4,523,300	126,652	54,641
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415		31,051,100	655,954	32,604
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		27,074,600	114,052	21,930
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29		11,252,500	175,539	(66,502)
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805		90,466,100	29,401	(96,799)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115		27,074,600	114,052	(116,150)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085		45,010,100	617,764	(141,332)
Barclays Bank PLC
2.232/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232		3,001,900	(363,680)	116,144
1.11125/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	118,365,100	(59,872)	78,730
(1.11125)/6 month JPY-LIBOR-BBA/Aug-43 (Purchased)	Aug-23/1.11125	JPY	118,365,100	(59,872)	(56,392)
(2.232)/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232		$3,001,900	(363,680)	(63,460)
Citibank, N.A.
(1.529)/3 month USD-LIBOR-BBA/Sep-32 (Purchased)	Sep-22/1.529		31,449,000	(835,921)	311,031
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	85,415
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		2,929,600	(213,421)	69,021
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		1,348,000	(42,833)	49,701
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		2,670,500	(393,899)	24,675
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194		3,798,200	(93,160)	22,903
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		15,499,500	(206,608)	9,765

56 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
1.3025/3 month USD-LIBOR-BBA/Nov-26 (Purchased)	Nov-21/1.3025		$4,494,300	$(17,977)	$5,708
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		2,670,500	(393,899)	3,071
(1.3025)/3 month USD-LIBOR-BBA/Nov-26 (Purchased)	Nov-21/1.3025		4,494,300	(17,977)	(1,798)
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		15,499,500	(206,608)	(5,425)
1.624/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624		17,824,800	(256,677)	(25,133)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		1,348,000	(42,833)	(31,665)
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		2,929,600	(213,421)	(44,471)
(1.624)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.624		17,824,800	(256,677)	(66,487)
1.292/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-21/1.292		31,449,000	(116,361)	(71,389)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	(87,764)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		26,191,800	239,655	92,719
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		26,191,800	239,655	75,170
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		1,298,500	98,426	39,682
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		15,499,500	117,486	35,029
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		3,214,400	384,442	1,607
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		3,214,400	384,442	(36,451)
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		1,298,500	98,426	(42,902)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		15,499,500	117,486	(64,788)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075		18,231,300	96,626	(102,095)
1.3075/3 month USD-LIBOR-BBA/Dec-26 (Written)	Dec-21/1.3075		81,094,500	172,326	(259,502)
1.849/3 month USD-LIBOR-BBA/Sep-32 (Written)	Sep-22/1.849		62,898,000	945,949	(410,724)
Goldman Sachs International
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	21,762,600	(96,687)	179,122
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		$1,042,500	(131,616)	78,990

Fixed Income Absolute Return Fund 57

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		$1,847,900	$(169,452)	$31,470
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	21,762,600	(96,687)	(14,843)
1.583/3 month USD-LIBOR-BBA/Nov-31 (Purchased)	Nov-21/1.583		$8,017,900	(68,272)	(23,653)
(1.583)/3 month USD-LIBOR-BBA/Nov-31 (Purchased)	Nov-21/1.583		8,017,900	(68,272)	(30,869)
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		1,847,900	(276,261)	(40,414)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	(75,508)
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	2,772,400	418,666	(11,602)
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	2,772,400	418,666	(22,082)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41		$10,720,000	156,512	(47,704)
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	21,762,600	242,691	(58,366)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07		$8,910,200	184,441	(69,500)
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	21,762,600	242,691	(110,693)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$5,212,600	(727,809)	653,347
(0.5825)/3 month USD-LIBOR-BBA/Oct-23 (Purchased)	Oct-22/0.5825		138,770,200	(235,909)	502,348
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	418,816
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	3,080,500	(115,473)	125,389
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	1,475,600	(87,270)	105,152
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$1,026,000	(158,620)	94,279
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		2,348,200	(271,217)	73,616
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	2,049,600	(63,945)	71,278
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$1,709,900	(98,832)	64,463
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	2,049,600	(63,945)	(42,076)
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$2,348,200	(271,217)	(51,426)

58 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	1,475,600	$(87,270)	$(65,968)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$1,026,000	(110,090)	(74,888)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	3,080,500	(115,473)	(74,895)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$1,709,900	(177,830)	(83,700)
0.745/3 month USD-LIBOR-BBA/Jan-23 (Purchased)	Jan-22/0.745		148,682,400	(133,814)	(90,696)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	(138,512)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325		$5,212,600	(727,809)	(722,935)
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		4,169,500	267,890	117,246
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		3,594,800	231,325	107,628
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		3,306,200	246,477	95,152
(1.4675)/3 month USD-LIBOR-BBA/Jan-23 (Written)	Jan-22/1.4675		148,682,400	133,814	26,763
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		3,306,200	246,477	(107,947)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		3,594,800	231,325	(134,805)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		4,169,500	267,890	(141,012)
1.0325/3 month USD-LIBOR-BBA/Oct-23 (Written)	Oct-22/1.0325		138,770,200	83,262	(317,784)
0.8075/3 month USD-LIBOR-BBA/Oct-23 (Written)	Oct-22/0.8075		138,770,200	131,832	(414,923)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	389,210
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(110,398)	77,555
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(157,183)	(103,175)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	(155,483)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		12,167,200	640,603	310,385
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		12,167,200	640,603	(268,773)

Fixed Income Absolute Return Fund 59

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
NatWest Markets PLC
1.95/3 month USD-LIBOR-BBA/Nov-51 (Written)	Nov-21/1.95		$5,023,100	$8,790	$409
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		9,305,500	(319,877)	106,827
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		1,097,000	(76,516)	26,975
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		3,722,200	(194,671)	15,708
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		3,722,200	(194,671)	11,390
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		1,097,000	(76,516)	(13,471)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		9,305,500	(319,877)	(130,370)
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		1,607,700	211,413	47,942
1.775/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		2,852,100	77,720	45,263
(1.775)/3 month USD-LIBOR-BBA/Mar-32 (Written)	Mar-22/1.775		2,852,100	77,720	7,644
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		1,607,700	211,413	(60,739)
UBS AG
0.32/6 month EUR-EURIBOR-Reuters/Sep-52 (Purchased)	Sep-22/0.32	EUR	5,367,400	(326,255)	204,321
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	5,959,500	(311,690)	182,081
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,469,600	(350,650)	101,115
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$1,749,300	(97,873)	90,211
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		4,373,100	(92,710)	87,200
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		14,577,100	(98,323)	85,859
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,575,700	(281,282)	78,082
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$5,830,900	(92,420)	61,283
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,489,900	(225,445)	38,821
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,469,600	(350,650)	36,995
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,489,900	(225,445)	31,054

60 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,575,700	$(281,282)	$30,712
1.175/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	2,928,000	(266,169)	22,921
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$6,228,800	(289,639)	22,050
(0.762)/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	1,253,600	(115,615)	18,100
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,683,700	(142,840)	12,920
(1.175)/6 month GBP-LIBOR-BBA/Jan-40 (Purchased)	Jan-30/1.175	GBP	2,928,000	(266,169)	2,164
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$1,861,100	(167,964)	(3,052)
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		6,228,800	(289,639)	(4,796)
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,683,700	(142,840)	(6,359)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	5,959,500	(311,690)	(12,745)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$1,861,100	(167,964)	(35,231)
0.762/6 month GBP-LIBOR-BBA/Aug-39 (Purchased)	Aug-29/0.762	GBP	1,253,600	(115,615)	(37,366)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$5,830,900	(92,420)	(40,117)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		14,577,100	(98,323)	(53,061)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		1,749,300	(97,873)	(65,476)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		4,373,100	(92,710)	(71,369)
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		3,498,500	92,973	53,107
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,166,100	93,485	10,676
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,166,100	93,485	(11,768)
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$3,498,500	92,973	(89,807)
(0.00)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.00	EUR	5,367,400	139,179	(148,169)
(0.16)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.16	EUR	5,367,400	214,708	(179,006)

Fixed Income Absolute Return Fund 61

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/21 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	$13,027,600	$(266,740)	$143,694
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	9,305,500	(190,995)	106,641
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	5,505,200	(274,572)	77,403
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	5,047,000	(341,682)	27,456
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	5,047,000	(341,682)	23,569
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	9,305,500	(190,995)	(52,111)
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	5,505,200	(274,572)	(54,391)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	13,027,600	(266,740)	(67,741)
Unrealized appreciation				9,322,589
Unrealized (depreciation)				(8,338,593)
Total				$983,996

TBA SALE COMMITMENTS OUTSTANDING at 10/31/21 (proceeds receivable $140,386,757)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 11/1/51	$1,000,000	11/10/21	$1,043,291
Uniform Mortgage-Backed Securities, 2.50%, 12/1/51	26,000,000	12/13/21	26,641,867
Uniform Mortgage-Backed Securities, 2.50%, 11/1/51	26,000,000	11/10/21	26,704,837
Uniform Mortgage-Backed Securities, 2.00%, 12/1/51	43,000,000	12/13/21	42,909,958
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	43,000,000	11/10/21	42,995,622
Total			$140,295,575

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$8,782,100	$958,654	$(264,777)	3/2/31	3 month USD-LIBOR-BBA — Quarterly	2.7725% — Semiannually	$732,030
8,093,300	305,360	(1,638)	12/2/23	3 month USD-LIBOR-BBA — Quarterly	2.536% — Semiannually	387,058
1,867,000	436,038 E	(64)	11/29/53	2.793% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(436,102)
991,700	48,792 E	(22)	11/20/39	3 month USD-LIBOR-BBA — Quarterly	2.55% — Semiannually	48,770

62 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,217,500	$238,289	$(60)	12/7/30	2.184% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(274,448)
2,942,500	62,705 E	(33)	6/5/29	3 month USD-LIBOR-BBA — Quarterly	2.2225% — Semiannually	62,672
246,100	32,328 E	(8)	6/22/52	2.3075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(32,336)
977,900	114,375 E	(33)	7/5/52	2.25% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(114,409)
1,560,600	68,276	(22)	1/22/31	2.035% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(76,976)
1,874,500	67,445 E	(64)	8/8/52	1.9185% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(67,508)
1,598,400	56,503 E	(55)	9/12/52	1.626% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	56,449
257,400	13,485 E	(9)	1/16/55	2.032% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(13,494)
110,900	4,393 E	(4)	1/24/55	3 month USD-LIBOR-BBA — Quarterly	1.977% — Semiannually	4,389
683,100	79,397 E	(23)	3/4/52	1.265% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	79,373
5,223,400	519,989 E	(178)	1/27/47	3 month USD-LIBOR-BBA — Quarterly	1.27% — Semiannually	(520,168)
441,200	39,011 E	(15)	3/7/50	1.275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	38,996
885,400	187,200 E	(30)	3/10/52	0.8725% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	187,170
991,100	246,843 E	(34)	3/11/52	0.717% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	246,810
1,352,100	77,421 E	(19)	3/17/32	3 month USD-LIBOR-BBA — Quarterly	1.03% — Semiannually	(77,440)
8,782,100	948,906	(1,171,113)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	2.764% — Semiannually	(176,436)
598,900	23,441 E	(7)	3/24/32	3 month USD-LIBOR-BBA — Quarterly	1.07% — Semiannually	(23,448)

Fixed Income Absolute Return Fund 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$338,400	$28,141 E	$(5)	3/24/35	3 month USD-LIBOR-BBA — Quarterly	0.968% — Semiannually	$(28,146)
2,241,000	182,059 E	(32)	4/25/32	0.7925% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	182,027
440,400	27,336 E	(9)	6/21/37	3 month USD-LIBOR-BBA — Quarterly	1.232% — Semiannually	(27,344)
352,400	21,708 E	(7)	6/20/40	3 month USD-LIBOR-BBA — Quarterly	1.204% — Semiannually	(21,715)
341,500	23,082 E	(7)	6/28/37	3 month USD-LIBOR-BBA — Quarterly	1.168% — Semiannually	(23,089)
106,200	6,771 E	(2)	7/3/40	3 month USD-LIBOR-BBA — Quarterly	1.177% — Semiannually	(6,773)
15,855,600	455,690	(128)	7/14/25	3 month USD-LIBOR-BBA — Quarterly	0.30% — Semiannually	(442,685)
7,318,000	526,457	(97)	7/15/30	3 month USD-LIBOR-BBA — Quarterly	0.645% — Semiannually	(513,084)
8,250,400	248,337	(78)	8/31/25	0.3084% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	245,734
11,281,900	345,790	(91)	8/12/25	3 month USD-LIBOR-BBA — Quarterly	0.277% — Semiannually	(342,140)
3,624,800	508,487 E	285,169	9/2/52	3 month USD-LIBOR-BBA — Quarterly	1.188% — Semiannually	(223,317)
14,422,500	437,002	(136)	10/13/25	0.344% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	435,312
27,832,300	16,699	(105)	9/16/22	3 month USD-LIBOR-BBA — Quarterly	0.214% — Semiannually	(13,556)
15,245,800	422,614	(123)	10/13/25	0.41% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	420,345
14,261,000	418,418	(214,701)	10/16/25	0.37% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	202,489
8,756,000	577,458	(31,609)	10/16/30	0.75% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	543,894
10,441,000	1,403,792	(834,568)	10/16/50	1.16% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	565,347

64 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$4,986,000	$258,724	$—	12/7/30	3 month USD-LIBOR-BBA — Quarterly	0.932% — Semiannually	$(241,016)
4,088,500	233,740	—	12/7/30	0.871% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	220,217
15,245,800	403,099	(123)	11/16/25	0.471% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	374,331
1,482,000	149,104	(51)	12/17/50	1.305% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	142,077
17,317,700	154,820	(109)	12/2/23	0.300% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	136,661
18,802,100	1,294,713	(359)	12/2/33	3 month USD-LIBOR-BBA — Quarterly	1.02% — Semiannually	(1,219,444)
15,588,100	454,861	(126)	12/16/25	3 month USD-LIBOR-BBA — Quarterly	0.428% — Semiannually	(432,318)
2,446,000	123,254	(35)	6/22/31	3 month USD-LIBOR-BBA — Quarterly	1.0025% — Semiannually	(114,843)
312,000	16,246	(11)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.509% — Semiannually	(14,804)
312,000	13,497	(11)	1/8/51	3 month USD-LIBOR-BBA — Quarterly	1.546% — Semiannually	(12,020)
14,671,100	358,855	(119)	1/13/26	0.5615% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	334,966
1,651,000	32,855	(56)	1/14/51	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	(24,948)
2,842,500	96,901	(40)	4/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	95,555
2,750,800	98,699	(39)	7/15/31	1.165% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	89,384
7,641,200	54,940	22,822	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	(27,589)
2,700,000	109,296	(36)	1/27/31	1.075% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	101,732
19,659,000	157,665 E	(110)	1/31/25	0.735% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	157,556

Fixed Income Absolute Return Fund 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$371,000	$12,547	$(5)	2/4/31	1.153% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$11,622
1,165,000	25,677	(40)	2/4/51	3 month USD-LIBOR-BBA — Quarterly	1.635% — Semiannually	(21,470)
8,298,000	224,710	(110)	2/9/31	3 month USD-LIBOR-BBA — Quarterly	1.231% — Semiannually	(203,980)
15,282,400	374,419	(34,891)	3/9/26	0.5996% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	328,902
3,087,000	75,168	(25)	2/10/26	0.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	72,001
2,524,700	73,014	(33)	2/16/31	1.212% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	67,280
4,693,000	67,438	(62)	2/18/31	3 month USD-LIBOR-BBA — Quarterly	1.377% — Semiannually	(55,614)
4,997,000	77,204	(66)	2/22/31	1.3659% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	65,515
4,570,000	46,614	(61)	2/24/31	1.4255% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	35,554
1,628,000	3,191	(22)	3/2/31	1.51882% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(558)
9,900,000	7,821	(131)	3/5/31	3 month USD-LIBOR-BBA — Quarterly	1.5324% — Semiannually	13,057
7,641,200	12,150	(101)	3/15/31	1.525% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,684)
1,890,400	74,992 E	(28)	3/20/34	2.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(75,021)
8,069,700	82,150	(76)	4/1/26	0.94375% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	76,636
15,282,400	90,930	(144)	4/15/26	1.045% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	84,581
6,258,800	105,961	(83)	4/15/31	3 month USD-LIBOR-BBA — Quarterly	1.734% — Semiannually	110,336
2,347,000	225,523	(80)	4/15/51	2.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(227,685)

66 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$7,641,200	$107,130	$(101)	4/21/31	1.702% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(110,541)
8,815,400	34,468	(117)	5/5/31	3 month USD-LIBOR-BBA — Quarterly	1.591% — Semiannually	100,304
7,641,200	16,352	(101)	5/17/31	3 month USD-LIBOR-BBA — Quarterly	1.573% — Semiannually	69,003
364,000	25	(5)	5/10/31	1.5475% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(2,547)
7,641,200	65,103	(101)	5/21/31	3 month USD-LIBOR-BBA — Quarterly	1.644% — Semiannually	118,891
5,313,100	29,488	(70)	5/27/31	1.612% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(64,991)
17,630,800	270,985	(166)	6/4/23	3 month USD-LIBOR-BBA — Quarterly	0.857% — Semiannually	(212,565)
2,769,400	17,420	(39)	9/1/31	1.63% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(24,420)
1,677,800	10,067	(24)	9/7/31	1.6275% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(13,890)
3,151,800	24,616	(45)	9/7/31	1.647% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(31,891)
7,641,200	2,980	(101)	6/16/31	3 month USD-LIBOR-BBA — Quarterly	1.558% — Semiannually	46,370
420,300	25,218 E	(14)	6/11/51	2.232% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(25,232)
2,863,000	15,002	(11)	6/10/23	3 month USD-LIBOR-BBA — Quarterly	0.2215% — Semiannually	(13,008)
6,041,200	48,873	(80)	6/14/31	3 month USD-LIBOR-BBA — Quarterly	1.465% — Semiannually	(16,205)
4,424,000	37,117	(59)	6/11/31	1.461% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	12,610
7,641,200	72,821	(101)	6/23/31	3 month USD-LIBOR-BBA — Quarterly	1.45% — Semiannually	(34,590)
2,179,000	6,842	(29)	6/21/31	1.52% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(4,840)

Fixed Income Absolute Return Fund 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$9,134,200	$70,607	$(121)	6/29/31	3 month USD-LIBOR-BBA — Quarterly	1.47% — Semiannually	$(26,328)
8,987,000	111,798	(85)	6/28/26	0.933% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	84,188
1,309,700	11,067	(17)	7/6/31	3 month USD-LIBOR-BBA — Quarterly	1.463% — Semiannually	(5,083)
16,106,200	179,584	(152)	7/6/26	0.963% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	131,358
5,257,100	47,314	(70)	7/9/31	3 month USD-LIBOR-BBA — Quarterly	1.457% — Semiannually	(23,908)
6,225,400	54,659	(83)	7/15/31	3 month USD-LIBOR-BBA — Quarterly	1.46% — Semiannually	(28,343)
5,534,000	132,318	(73)	7/27/31	3 month USD-LIBOR-BBA — Quarterly	1.2975% — Semiannually	(113,746)
35,404,000	673,384	(334)	8/4/26	3 month USD-LIBOR-BBA — Quarterly	0.806% — Semiannually	(615,589)
1,935,000	62,829	(66)	8/11/51	1.591% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	56,483
6,510,000	149,860	(86)	8/10/31	3 month USD-LIBOR-BBA — Quarterly	1.31% — Semiannually	(132,684)
7,504,700	180,788	(100)	8/18/31	3 month USD-LIBOR-BBA — Quarterly	1.30% — Semiannually	(163,051)
3,076,400	77,125	(41)	8/20/31	1.29% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	70,074
2,377,200	55,579 E	(34)	8/23/33	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	55,545
22,927,700	381,746	(216)	9/2/26	0.873% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	353,297
11,477,200	187,423	(108)	9/1/26	0.879% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	172,832
2,529,900	38,556 E	(36)	9/1/33	1.66% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	38,520
3,689,000	80,236	(52)	10/1/31	1.333% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	76,501

68 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$121,273,000	$1,975,537 E	$(1,307,598)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$667,940
193,349,000	1,461,718 E	343,520	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	(1,118,199)
975,000	22,337 E	(23,686)	12/15/31	1.35% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(1,349)
10,002,000	200,540 E	444,011	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	243,471
5,484,200	101,348	(73)	9/13/31	1.366% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	92,139
434,900	8,402	(6)	9/14/31	3 month USD-LIBOR-BBA — Quarterly	1.357% — Semiannually	(7,705)
6,344,000	133,224 E	(40,223)	12/15/31	1.10% — Annually	Secured Overnight Financing Rate — Annually	93,001
1,606,800	29,131 E	(23)	9/15/32	3 month USD-LIBOR-BBA — Quarterly	1.529% — Semiannually	(29,154)
3,341,000	75,005	(44)	9/17/31	1.324% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	70,056
14,597,000	164,654 E	(138)	12/21/26	1.0575% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	164,516
3,528,000	69,184	(47)	9/23/31	1.355% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	64,582
18,925,800	270,260	64,195	10/25/26	3 month USD-LIBOR-BBA — Quarterly	0.944% — Semiannually	(203,544)
1,805,000	28,700	(24)	9/27/31	1.3955% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	26,529
34,666,700	312,000	(327)	10/5/26	1.046% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	288,946
6,219,000	149,878	(212)	9/30/51	3 month USD-LIBOR-BBA — Quarterly	1.824% — Semiannually	158,707
16,149,300	37,143	(214)	10/7/31	1.59% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(53,085)

Fixed Income Absolute Return Fund 69

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$9,940,000	$22,067	$(132)	10/1/31	1.5415% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$10,287
40,460,000	283,625	(327)	10/1/26	3 month USD-LIBOR-BBA — Quarterly	1.086% — Semiannually	(251,896)
152,679,000	793,931	(576)	10/1/23	0.3885% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	761,133
67,196,000	371,594	(253)	10/6/23	3 month USD-LIBOR-BBA — Quarterly	0.3757% — Semiannually	(360,461)
2,604,300	108,417 E	(89)	10/9/54	3 month USD-LIBOR-BBA — Quarterly	1.985% — Semiannually	108,328
8,073,300	61,034 E	(114)	10/10/33	1.915% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(61,148)
7,915,300	871	(105)	10/12/31	1.567% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(6,989)
1,718,000	4,896 E	(24)	11/12/31	1.605% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(4,921)
15,201,000	64,148	(123)	10/14/26	1.147% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	56,755
11,971,000	62,728	(97)	10/18/26	1.127% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	58,328
2,312,000	3,884	(31)	10/19/31	1.584% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(5,032)
9,979,000	9,779	(81)	10/21/26	1.2155% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	6,724
2,484,000	11,948	(33)	10/21/31	1.6175% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(12,999)
4,693,000	27,454	(62)	10/22/31	3 month USD-LIBOR-BBA — Quarterly	1.6285% — Semiannually	29,135
4,507,000	43,898	(60)	10/25/31	3 month USD-LIBOR-BBA — Quarterly	1.67% — Semiannually	44,984
15,822,000	48,415	(128)	10/26/26	1.299% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(51,069)
452,100	330 E	(15)	11/17/51	1.73% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(345)

70 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
AUD	117,100	$6,526 E	$(1)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	$6,525
AUD	394,200	27,756 E	(4)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	27,752
AUD	146,400	10,976 E	(1)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	10,974
AUD	246,400	17,342 E	(3)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	17,339
AUD	910,700	78,688 E	(11)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	78,677
AUD	59,000	7,241 E	(1)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	7,240
AUD	2,800,000	40,441	(31)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(37,836)
AUD	7,076,000	373,988 E	26,233	12/15/31	6 month AUD-BBR-BBSW — Semiannually	1.395% — Semiannually	(347,756)
CAD	5,937,000	239,524 E	26,469	12/15/31	3 month CAD-BA-CDOR — Semiannually	1.70% — Semiannually	(213,055)
CHF	1,880,000	55,829 E	22,908	12/15/31	0.05% plus Swiss Average Rate Overnight — Annually	—	(32,922)
EUR	757,000	322,865 E	(29)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(322,894)
EUR	1,029,500	342,845	(40)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	355,714
EUR	1,137,000	348,019	(43)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(359,935)
EUR	1,150,600	331,898	(44)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(343,425)

Fixed Income Absolute Return Fund 71

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,295,500	$333,620	$(50)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$(344,666)
EUR	1,120,200	424,873 E	(42)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	424,831
EUR	1,336,000	315,663	(50)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(329,097)
EUR	1,095,100	283,835 E	(42)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(283,877)
EUR	999,500	189,085	(38)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(197,908)
EUR	531,600	83,011	(20)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(87,169)
EUR	2,146,300	150,158 E	(82)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(150,239)
EUR	1,338,400	34,827 E	(50)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(34,878)
EUR	1,741,600	43,366	(66)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	37,715
EUR	7,327,800	664,545	(277)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	709,854
EUR	835,200	43,138 E	(31)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	43,107
EUR	371,500	64,384 E	(14)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	64,369

72 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	2,672,400	$93,482 E	$(57)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	$(93,539)
EUR	1,304,300	39,458 E	(28)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	39,430
EUR	1,668,900	52,360 E	(39)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	52,321
EUR	616,100	18,874 E	(14)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	18,859
EUR	1,486,800	111,151	(61)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	119,252
EUR	1,439,000	14,872	(25)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	10,326
EUR	1,449,200	32,601	(25)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	29,597
EUR	8,263,000	262,585 E	87,180	12/15/31	6 month EUR-EURIBOR-REUTERS — Semiannually	0.02% — Annually	(175,405)
EUR	402,600	10,751 E	(16)	9/14/52	6 month EUR-EURIBOR-REUTERS — Semiannually	0.374% — Annually	10,735
GBP	1,039,300	28,760	(21)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(24,170)
GBP	3,056,000	132,244 E	(130,066)	12/15/31	0.6525% — Annually	Sterling Overnight Index Average — Annually	2,178
JPY	49,318,800	25,275 E	(14)	8/29/43	0.7495% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	(25,289)
JPY	176,833,300	17,672	(13,945)	2/25/31	0.003% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	3,515

Fixed Income Absolute Return Fund 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/21 cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
JPY	66,881,600	$29,364 E	$(20)	8/29/43	0.194% — Semiannually	6 month JPY-LIBOR-BBA — Semiannually	$29,344
NOK	16,279,000	55,728 E	(5,360)	12/15/31	1.63% — Annually	6 month NOK-NIBOR-NIBR — Semiannually	50,368
NZD	3,653,000	171,514 E	12,907	12/15/31	3 month NZD-BBR-FRA — Quarterly	2.03% — Semiannually	(158,607)
SEK	7,402,000	31,813 E	(3,714)	12/15/31	0.65% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	28,100
Total			$(2,753,753)	$(55,136)
E Extended effective date.

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
$27,580,000	$517,952	$102	9/14/26	2.783% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(517,851)
21,726,000	591,599	(396)	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	(594,083)
Total		$(294)	$(1,111,934)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$11,962	$175,000	$48,650	5/11/63	300 bp — Monthly	$(36,586)
CMBX NA BBB−.6 Index	B+/P	22,719	377,000	104,806	5/11/63	300 bp — Monthly	(81,867)
CMBX NA BBB−.6 Index	B+/P	46,609	755,000	209,890	5/11/63	300 bp — Monthly	(162,840)
CMBX NA BBB−.6 Index	B+/P	44,403	779,000	216,562	5/11/63	300 bp — Monthly	(171,705)

74 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	$3,274	$27,000	$2,716	5/11/63	200 bp — Monthly	$568
CMBX NA A.6 Index	BBB+/P	3,878	33,000	3,320	5/11/63	200 bp — Monthly	571
CMBX NA A.6 Index	BBB+/P	5,828	42,000	4,225	5/11/63	200 bp — Monthly	1,619
CMBX NA A.6 Index	BBB+/P	8,016	53,000	5,332	5/11/63	200 bp — Monthly	2,705
CMBX NA A.6 Index	BBB+/P	8,498	71,000	7,143	5/11/63	200 bp — Monthly	1,383
CMBX NA A.6 Index	BBB+/P	9,789	82,000	8,249	5/11/63	200 bp — Monthly	1,571
CMBX NA A.6 Index	BBB+/P	16,700	141,000	14,185	5/11/63	200 bp — Monthly	2,570
CMBX NA A.6 Index	BBB+/P	16,832	141,000	14,185	5/11/63	200 bp — Monthly	2,702
CMBX NA A.6 Index	BBB+/P	20,353	167,000	16,800	5/11/63	200 bp — Monthly	3,618
CMBX NA A.6 Index	BBB+/P	28,780	243,000	24,446	5/11/63	200 bp — Monthly	4,429
CMBX NA A.6 Index	BBB+/P	31,313	263,000	26,458	5/11/63	200 bp — Monthly	4,958
CMBX NA A.6 Index	BBB+/P	37,842	317,000	31,890	5/11/63	200 bp — Monthly	6,075
CMBX NA BB.11 Index	BB−/P	203,965	361,000	30,541	11/18/54	500 bp — Monthly	173,775
CMBX NA BB.13 Index	BB−/P	23,694	237,000	23,629	12/16/72	500 bp — Monthly	295
CMBX NA BB.13 Index	BB−/P	24,693	271,000	27,019	12/16/72	500 bp — Monthly	(2,062)
CMBX NA BB.13 Index	BB−/P	35,296	374,000	37,288	12/16/72	500 bp — Monthly	(1,628)
CMBX NA BB.13 Index	BB−/P	102,843	1,128,000	112,462	12/16/72	500 bp — Monthly	(8,522)
CMBX NA BB.6 Index	B-/P	154,927	1,038,948	456,306	5/11/63	500 bp — Monthly	(300,368)
CMBX NA BB.7 Index	B/P	50,574	991,000	332,183	1/17/47	500 bp — Monthly	(280,645)
CMBX NA BB.9 Index	B+/P	2,036	10,000	2,117	9/17/58	500 bp — Monthly	(71)
CMBX NA BB.9 Index	B+/P	34,922	171,000	36,201	9/17/58	500 bp — Monthly	(1,112)
CMBX NA BBB−.10 Index	BB+/P	23,891	219,000	19,688	11/17/59	300 bp — Monthly	4,331
CMBX NA BBB−.11 Index	BBB−/P	22,737	363,000	17,243	11/18/54	300 bp — Monthly	5,706

Fixed Income Absolute Return Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	BBB−/P	$2,919	$70,000	$3,507	8/17/61	300 bp — Monthly	$(547)
CMBX NA BBB−.12 Index	BBB−/P	9,075	154,000	7,715	8/17/61	300 bp — Monthly	1,450
CMBX NA BBB−.12 Index	BBB−/P	93,051	587,000	29,409	8/17/61	300 bp — Monthly	63,985
CMBX NA BBB−.13 Index	BBB−/P	5,742	113,000	6,136	12/16/72	300 bp — Monthly	(328)
CMBX NA BBB−.14 Index	BBB−/P	2,284	54,000	2,306	12/16/72	300 bp — Monthly	10
CMBX NA BBB−.14 Index	BBB−/P	1,821	56,000	2,391	12/16/72	300 bp — Monthly	(537)
CMBX NA BBB−.14 Index	BBB−/P	10,751	215,000	9,181	12/16/72	300 bp — Monthly	1,696
CMBX NA BBB−.14 Index	BBB−/P	10,834	353,000	15,073	12/16/72	300 bp — Monthly	(4,033)
CMBX NA BBB−.14 Index	BBB−/P	13,299	407,000	17,379	12/16/72	300 bp — Monthly	(3,843)
CMBX NA BBB−.14 Index	BBB−/P	21,928	481,000	20,539	12/16/72	300 bp — Monthly	1,670
CMBX NA BBB−.6 Index	B+/P	103,635	423,000	117,594	5/11/63	300 bp — Monthly	(13,712)
CMBX NA BBB−.6 Index	B+/P	109,146	1,714,000	476,492	5/11/63	300 bp — Monthly	(366,346)
Credit Suisse International
CMBX NA A.6 Index	BBB+/P	(804)	728,000	73,237	5/11/63	200 bp — Monthly	(73,758)
CMBX NA BB.7 Index	B/P	27,822	208,000	69,722	1/17/47	500 bp — Monthly	(41,697)
CMBX NA BBB−.6 Index	B+/P	9,392	85,000	23,630	5/11/63	300 bp — Monthly	(14,189)
CMBX NA BBB−.6 Index	B+/P	13,812	125,000	34,750	5/11/63	300 bp — Monthly	(20,865)
CMBX NA BBB−.6 Index	B+/P	1,207,089	12,846,500	3,571,327	5/11/63	300 bp — Monthly	(2,356,745)
CMBX NA BBB−.7 Index	BB−/P	139,477	1,887,000	358,153	1/17/47	300 bp — Monthly	(217,574)
Goldman Sachs International
CMBX NA A.13 Index	A-/P	(1,723)	325,000	4,388	12/16/72	200 bp — Monthly	2,791
CMBX NA A.6 Index	BBB+/P	2,558	22,000	2,213	5/11/63	200 bp — Monthly	353
CMBX NA BB.9 Index	B+/P	58,634	145,000	30,697	9/17/58	500 bp — Monthly	28,079
CMBX NA BBB−.13 Index	BBB−/P	296	5,000	272	12/16/72	300 bp — Monthly	27

76 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.13 Index	BBB−/P	$16,780	$106,000	$5,756	12/16/72	300 bp — Monthly	$11,086
CMBX NA BBB−.13 Index	BBB−/P	18,648	119,000	6,462	12/16/72	300 bp — Monthly	12,256
CMBX NA BBB−.13 Index	BBB−/P	7,982	127,000	6,896	12/16/72	300 bp — Monthly	1,160
CMBX NA BBB−.13 Index	BBB−/P	28,946	171,000	9,285	12/16/72	300 bp — Monthly	19,761
CMBX NA BBB−.14 Index	BBB−/P	237	5,000	214	12/16/72	300 bp — Monthly	26
CMBX NA BBB−.14 Index	BBB−/P	233	5,000	214	12/16/72	300 bp — Monthly	23
CMBX NA BBB−.14 Index	BBB−/P	1,326	35,000	1,495	12/16/72	300 bp — Monthly	(148)
CMBX NA BBB−.14 Index	BBB−/P	2,069	46,000	1,964	12/16/72	300 bp — Monthly	131
CMBX NA BBB−.14 Index	BBB−/P	1,815	63,000	2,690	12/16/72	300 bp — Monthly	(839)
CMBX NA BBB−.14 Index	BBB−/P	4,355	98,000	4,185	12/16/72	300 bp — Monthly	228
CMBX NA BBB−.14 Index	BBB−/P	9,003	196,000	8,369	12/16/72	300 bp — Monthly	748
CMBX NA BBB−.6 Index	B+/P	334	3,000	834	5/11/63	300 bp — Monthly	(498)
CMBX NA BBB−.6 Index	B+/P	332	4,000	1,112	5/11/63	300 bp — Monthly	(778)
CMBX NA BBB−.6 Index	B+/P	3,101	11,000	3,058	5/11/63	300 bp — Monthly	49
CMBX NA BBB−.6 Index	B+/P	3,101	11,000	3,058	5/11/63	300 bp — Monthly	49
CMBX NA BBB−.6 Index	B+/P	3,559	13,000	3,614	5/11/63	300 bp — Monthly	(48)
CMBX NA BBB−.6 Index	B+/P	1,785	16,000	4,448	5/11/63	300 bp — Monthly	(2,653)
CMBX NA BBB−.6 Index	B+/P	1,721	33,000	9,174	5/11/63	300 bp — Monthly	(7,433)
CMBX NA BBB−.6 Index	B+/P	3,022	35,000	9,730	5/11/63	300 bp — Monthly	(6,687)
CMBX NA BBB−.6 Index	B+/P	4,864	67,000	18,626	5/11/63	300 bp — Monthly	(13,722)
CMBX NA BBB−.6 Index	B+/P	4,864	67,000	18,626	5/11/63	300 bp — Monthly	(13,722)
CMBX NA BBB−.6 Index	B+/P	5,382	79,000	21,962	5/11/63	300 bp — Monthly	(16,534)
CMBX NA BBB−.6 Index	B+/P	12,793	87,000	24,186	5/11/63	300 bp — Monthly	(11,342)

Fixed Income Absolute Return Fund 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$4,631	$95,000	$26,410	5/11/63	300 bp — Monthly	$(21,723)
CMBX NA BBB−.6 Index	B+/P	11,832	107,000	29,746	5/11/63	300 bp — Monthly	(17,852)
CMBX NA BBB−.6 Index	B+/P	44,359	167,000	46,426	5/11/63	300 bp — Monthly	(1,969)
CMBX NA BBB−.6 Index	B+/P	16,684	322,000	89,516	5/11/63	300 bp — Monthly	(72,644)
CMBX NA BBB−.6 Index	B+/P	18,340	358,000	99,524	5/11/63	300 bp — Monthly	(80,975)
CMBX NA BBB−.6 Index	B+/P	54,707	363,000	100,914	5/11/63	300 bp — Monthly	(45,995)
CMBX NA BBB−.6 Index	B+/P	52,821	388,000	107,864	5/11/63	300 bp — Monthly	(54,816)
CMBX NA BBB−.6 Index	B+/P	58,541	411,000	114,258	5/11/63	300 bp — Monthly	(55,477)
CMBX NA BBB−.6 Index	B+/P	62,640	539,000	149,842	5/11/63	300 bp — Monthly	(86,887)
CMBX NA BBB−.6 Index	B+/P	29,561	611,000	169,858	5/11/63	300 bp — Monthly	(139,941)
CMBX NA BBB−.6 Index	B+/P	208,701	1,760,000	489,280	5/11/63	300 bp — Monthly	(279,552)
CMBX NA BBB−.6 Index	B+/P	207,983	1,760,000	489,280	5/11/63	300 bp — Monthly	(280,270)
CMBX NA BBB−.6 Index	B+/P	297,066	2,586,000	718,908	5/11/63	300 bp — Monthly	(420,334)
JPMorgan Securities LLC
CMBX NA A.6 Index	BBB+/P	17,380	158,000	15,895	5/11/63	200 bp — Monthly	1,547
CMBX NA BB.10 Index	B+/P	10,591	132,000	32,512	5/11/63	500 bp — Monthly	(21,792)
CMBX NA BB.6 Index	B-/P	167,824	313,608	137,737	5/11/63	500 bp — Monthly	30,393
CMBX NA BB.7 Index	B/P	272,738	557,000	186,706	1/17/47	500 bp — Monthly	86,573
CMBX NA BBB−.13 Index	BBB−/P	629	4,000	217	12/16/72	300 bp — Monthly	415
CMBX NA BBB−.6 Index	B+/P	591,130	1,849,000	514,022	5/11/63	300 bp — Monthly	78,186
Merrill Lynch International
CMBX NA A.6 Index	BBB+/P	(13,851)	833,000	83,800	5/11/63	200 bp — Monthly	(97,327)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(9,648)	647,000	8,735	12/16/72	200 bp — Monthly	(662)
CMBX NA A.13 Index	A-/P	(1,128)	188,000	2,538	12/16/72	200 bp — Monthly	1,484

78 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.6 Index	BBB+/P	$781	$5,000	$503	5/11/63	200 bp — Monthly	$280
CMBX NA A.6 Index	BBB+/P	3,280	41,000	4,125	5/11/63	200 bp — Monthly	(829)
CMBX NA A.6 Index	BBB+/P	8,076	91,000	9,155	5/11/63	200 bp — Monthly	(1,043)
CMBX NA A.6 Index	BBB+/P	8,525	110,000	11,066	5/11/63	200 bp — Monthly	(2,498)
CMBX NA A.7 Index	BBB+/P	199	41,000	1,989	1/17/47	200 bp — Monthly	(1,773)
CMBX NA A.7 Index	BBB+/P	(96)	99,000	4,802	1/17/47	200 bp — Monthly	(4,859)
CMBX NA BB.11 Index	BB−/P	4,232	50,000	4,230	11/18/54	500 bp — Monthly	51
CMBX NA BB.13 Index	BB−/P	3,325	36,000	3,589	12/16/72	500 bp — Monthly	(229)
CMBX NA BB.13 Index	BB−/P	6,237	68,000	6,780	12/16/72	500 bp — Monthly	(477)
CMBX NA BB.13 Index	BB−/P	10,770	112,000	11,166	12/16/72	500 bp — Monthly	(287)
CMBX NA BB.13 Index	BB−/P	11,626	125,000	12,463	12/16/72	500 bp — Monthly	(715)
CMBX NA BB.13 Index	BB−/P	15,433	161,000	16,052	12/16/72	500 bp — Monthly	(463)
CMBX NA BB.13 Index	BB−/P	22,127	241,000	24,028	12/16/72	500 bp — Monthly	(1,666)
CMBX NA BB.13 Index	BB−/P	37,813	393,000	39,182	12/16/72	500 bp — Monthly	(987)
CMBX NA BB.13 Index	BB−/P	39,325	420,000	41,874	12/16/72	500 bp — Monthly	(2,141)
CMBX NA BB.6 Index	B-/P	47,886	187,588	82,389	5/11/63	500 bp — Monthly	(34,320)
CMBX NA BB.6 Index	B-/P	96,100	375,176	164,777	5/11/63	500 bp — Monthly	(68,312)
CMBX NA BBB−.12 Index	BBB−/P	3,713	63,000	3,156	8/17/61	300 bp — Monthly	593
CMBX NA BBB−.12 Index	BBB−/P	11,764	274,000	13,727	8/17/61	300 bp — Monthly	(1,803)
CMBX NA BBB−.14 Index	BBB−/P	3,202	211,000	9,010	12/16/72	300 bp — Monthly	(5,684)
CMBX NA BBB−.7 Index	BB−/P	6,261	92,000	17,462	1/17/47	300 bp — Monthly	(11,493)
CMBX NA BBB−.7 Index	BB−/P	9,524	143,000	27,141	1/17/47	300 bp — Monthly	(17,547)
Upfront premium received		5,454,548		Unrealized appreciation		561,976
Upfront premium (paid)		(27,250)		Unrealized (depreciation)		(6,071,326)
Total		$5,427,298		Total		$(5,509,350)

Fixed Income Absolute Return Fund 79

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,038)	$140,000	$6,790	1/17/47	(200 bp) — Monthly	$5,698
CMBX NA BB.10 Index	(84,868)	352,000	86,698	11/17/59	(500 bp) — Monthly	1,488
CMBX NA BB.10 Index	(77,265)	303,000	74,629	11/17/59	(500 bp) — Monthly	(2,931)
CMBX NA BB.10 Index	(13,254)	127,000	31,280	11/17/59	(500 bp) — Monthly	17,903
CMBX NA BB.10 Index	(11,403)	104,000	25,615	11/17/59	(500 bp) — Monthly	14,111
CMBX NA BB.11 Index	(8,181)	119,000	10,067	11/18/54	(500 bp) — Monthly	1,771
CMBX NA BB.11 Index	(8,376)	116,000	9,814	11/18/54	(500 bp) — Monthly	1,325
CMBX NA BB.11 Index	(3,775)	74,000	6,260	11/18/54	(500 bp) — Monthly	2,414
CMBX NA BB.11 Index	(3,839)	74,000	6,260	11/18/54	(500 bp) — Monthly	2,350
CMBX NA BB.8 Index	(105,710)	295,692	108,519	10/17/57	(500 bp) — Monthly	2,522
CMBX NA BB.8 Index	(29,923)	232,881	85,468	10/17/57	(500 bp) — Monthly	55,318
CMBX NA BB.8 Index	(46,859)	131,419	48,231	10/17/57	(500 bp) — Monthly	1,244
CMBX NA BB.9 Index	(605)	15,000	3,176	9/17/58	(500 bp) — Monthly	2,556
CMBX NA BBB−.10 Index	(171,937)	1,000,000	89,900	11/17/59	(300 bp) — Monthly	(82,620)
CMBX NA BBB−.10 Index	(33,154)	271,000	24,363	11/17/59	(300 bp) — Monthly	(8,949)
CMBX NA BBB−.10 Index	(50,836)	219,000	19,688	11/17/59	(300 bp) — Monthly	(31,276)
CMBX NA BBB−.10 Index	(36,025)	151,000	13,575	11/17/59	(300 bp) — Monthly	(22,538)
CMBX NA BBB−.10 Index	(27,941)	128,000	11,507	11/17/59	(300 bp) — Monthly	(16,509)
CMBX NA BBB−.10 Index	(22,416)	103,000	9,260	11/17/59	(300 bp) — Monthly	(13,217)

80 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.10 Index	$(25,919)	$87,000	$7,821	11/17/59	(300 bp) — Monthly	$(18,149)
CMBX NA BBB−.10 Index	(6,884)	54,000	4,855	11/17/59	(300 bp) — Monthly	(2,061)
CMBX NA BBB−.10 Index	(11,811)	48,000	4,315	11/17/59	(300 bp) — Monthly	(7,524)
CMBX NA BBB−.10 Index	(5,991)	47,000	4,225	11/17/59	(300 bp) — Monthly	(1,794)
CMBX NA BBB−.11 Index	(18,545)	126,000	5,985	11/18/54	(300 bp) — Monthly	(12,634)
CMBX NA BBB−.11 Index	(37,724)	115,000	5,463	11/18/54	(300 bp) — Monthly	(32,329)
CMBX NA BBB−.11 Index	(16,668)	52,000	2,470	11/18/54	(300 bp) — Monthly	(14,228)
CMBX NA BBB−.11 Index	(5,740)	39,000	1,853	11/18/54	(300 bp) — Monthly	(3,910)
CMBX NA BBB−.12 Index	(96,979)	279,000	13,978	8/17/61	(300 bp) — Monthly	(83,163)
CMBX NA BBB−.12 Index	(17,830)	259,000	12,976	8/17/61	(300 bp) — Monthly	(5,006)
CMBX NA BBB−.12 Index	(62,518)	183,000	9,168	8/17/61	(300 bp) — Monthly	(53,456)
CMBX NA BBB−.12 Index	(20,383)	61,000	3,056	8/17/61	(300 bp) — Monthly	(17,362)
CMBX NA BBB−.12 Index	(21,090)	60,000	3,006	8/17/61	(300 bp) — Monthly	(18,119)
CMBX NA BBB−.12 Index	(8,458)	24,000	1,202	8/17/61	(300 bp) — Monthly	(7,270)
CMBX NA BBB−.13 Index	(5,532)	73,000	3,964	12/16/72	(300 bp) — Monthly	(1,610)
CMBX NA BBB−.13 Index	(2,824)	56,000	3,041	12/16/72	(300 bp) — Monthly	184
CMBX NA BBB−.13 Index	(2,852)	56,000	3,041	12/16/72	(300 bp) — Monthly	157
CMBX NA BBB−.8 Index	(56,811)	363,000	47,263	10/17/57	(300 bp) — Monthly	(9,760)
CMBX NA BBB−.8 Index	(32,749)	246,000	32,029	10/17/57	(300 bp) — Monthly	(863)
CMBX NA BBB−.8 Index	(24,756)	156,000	20,311	10/17/57	(300 bp) — Monthly	(4,536)
CMBX NA BBB−.8 Index	(24,658)	156,000	20,311	10/17/57	(300 bp) — Monthly	(4,438)
CMBX NA BBB−.8 Index	(24,063)	154,000	20,051	10/17/57	(300 bp) — Monthly	(4,102)
CMBX NA BBB−.8 Index	(15,171)	106,000	13,801	10/17/57	(300 bp) — Monthly	(1,432)
CMBX NA BBB−.9 Index	(1,656)	7,000	591	9/17/58	(300 bp) — Monthly	(1,069)

Fixed Income Absolute Return Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
CMBX NA BB.10 Index	$(35,090)	$263,000	$64,777	11/17/59	(500 bp) — Monthly	$29,431
CMBX NA BB.10 Index	(31,275)	263,000	64,777	11/17/59	(500 bp) — Monthly	33,246
CMBX NA BB.10 Index	(17,278)	139,000	34,236	11/17/59	(500 bp) — Monthly	16,823
CMBX NA BB.7 Index	(31,365)	1,709,454	750,792	5/11/63	(500 bp) — Monthly	717,765
Goldman Sachs International
CMBX NA A.6 Index	(32,595)	492,000	49,495	5/11/63	(200 bp) — Monthly	16,709
CMBX NA BB.10 Index	(158,601)	701,000	172,656	11/17/59	(500 bp) — Monthly	13,374
CMBX NA BB.6 Index	(31,267)	205,866	90,416	5/11/63	(500 bp) — Monthly	58,949
CMBX NA BB.7 Index	(391,229)	2,314,000	775,653	1/17/47	(500 bp) — Monthly	382,174
CMBX NA BB.7 Index	(61,769)	377,000	126,370	1/17/47	(500 bp) — Monthly	64,235
CMBX NA BB.7 Index	(24,364)	161,000	53,967	1/17/47	(500 bp) — Monthly	29,447
CMBX NA BB.8 Index	(96,208)	264,770	97,171	10/17/57	(500 bp) — Monthly	705
CMBX NA BB.8 Index	(96,043)	264,770	97,171	10/17/57	(500 bp) — Monthly	870
CMBX NA BB.8 Index	(55,464)	157,509	57,806	10/17/57	(500 bp) — Monthly	2,189
CMBX NA BB.8 Index	(8,837)	75,372	27,662	10/17/57	(500 bp) — Monthly	18,751
CMBX NA BB.9 Index	(7,096)	68,000	14,396	9/17/58	(500 bp) — Monthly	7,233
CMBX NA BB.9 Index	(2,136)	55,000	11,644	9/17/58	(500 bp) — Monthly	9,454
CMBX NA BB.9 Index	(3,094)	26,000	5,504	9/17/58	(500 bp) — Monthly	2,385
CMBX NA BB.9 Index	(2,155)	20,000	4,234	9/17/58	(500 bp) — Monthly	2,059
CMBX NA BB.9 Index	(842)	7,000	1,482	9/17/58	(500 bp) — Monthly	633
CMBX NA BBB−.10 Index	(14,654)	67,000	6,023	11/17/59	(300 bp) — Monthly	(8,670)
CMBX NA BBB−.12 Index	(4,289)	22,000	1,102	8/17/61	(300 bp) — Monthly	(3,200)
CMBX NA BBB−.13 Index	(3,713)	49,000	2,661	12/16/72	(300 bp) — Monthly	(1,081)
CMBX NA BBB−.6 Index	(18,160)	363,000	100,914	5/11/63	(300 bp) — Monthly	82,542

82 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	$(48,505)	$178,000	$49,484	5/11/63	(300 bp) — Monthly	$875
CMBX NA BBB−.7 Index	(9,501)	141,000	26,762	1/17/47	(300 bp) — Monthly	17,179
CMBX NA BBB−.7 Index	(4,210)	62,000	11,768	1/17/47	(300 bp) — Monthly	7,521
CMBX NA BBB−.7 Index	(759)	11,000	2,088	1/17/47	(300 bp) — Monthly	1,322
CMBX NA BBB−.7 Index	(312)	3,000	569	1/17/47	(300 bp) — Monthly	256
CMBX NA BBB−.8 Index	(15,784)	122,000	15,884	10/17/57	(300 bp) — Monthly	29
CMBX NA BBB−.8 Index	(11,291)	72,000	9,374	10/17/57	(300 bp) — Monthly	(1,958)
JPMorgan Securities LLC
CMBX NA BB.11 Index	(15,271)	28,000	2,369	11/18/54	(500 bp) — Monthly	(12,929)
CMBX NA BB.8 Index	(48,571)	94,699	34,754	10/17/57	(500 bp) — Monthly	(13,909)
CMBX NA BBB−.10 Index	(50,051)	168,000	15,103	11/17/59	(300 bp) — Monthly	(35,046)
CMBX NA BBB−.10 Index	(37,749)	134,000	12,047	11/17/59	(300 bp) — Monthly	(25,781)
CMBX NA BBB−.10 Index	(15,668)	95,000	8,541	11/17/59	(300 bp) — Monthly	(7,182)
CMBX NA BBB−.11 Index	(8,160)	26,000	1,235	11/18/54	(300 bp) — Monthly	(6,941)
CMBX NA BBB−.11 Index	(6,600)	21,000	998	11/18/54	(300 bp) — Monthly	(5,615)
CMBX NA BBB−.12 Index	(35,622)	102,000	5,110	8/17/61	(300 bp) — Monthly	(30,571)
CMBX NA BBB−.12 Index	(26,544)	80,000	4,008	8/17/61	(300 bp) — Monthly	(22,583)
CMBX NA BBB−.12 Index	(2,188)	56,000	2,806	8/17/61	(300 bp) — Monthly	585
CMBX NA BBB−.12 Index	(6,728)	33,000	1,653	8/17/61	(300 bp) — Monthly	(5,094)
CMBX NA BBB−.7 Index	(416,704)	1,775,000	336,895	1/17/47	(300 bp) — Monthly	(80,844)
Merrill Lynch International
CMBX NA BB.10 Index	(14,452)	254,000	62,560	11/17/59	(500 bp) — Monthly	47,861
CMBX NA BBB−.10 Index	(22,967)	106,000	9,529	11/17/59	(300 bp) — Monthly	(13,500)

Fixed Income Absolute Return Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	$(78,440)	$334,000	$82,264	11/17/59	(500 bp) — Monthly	$3,499
CMBX NA BB.10 Index	(13,319)	127,000	31,280	11/17/59	(500 bp) — Monthly	17,837
CMBX NA BB.8 Index	(47,051)	129,486	47,521	10/17/57	(500 bp) — Monthly	345
CMBX NA BB.8 Index	(28,674)	56,046	20,569	10/17/57	(500 bp) — Monthly	(8,159)
CMBX NA BB.9 Index	(3,939)	64,000	13,549	9/17/58	(500 bp) — Monthly	9,547
CMBX NA BB.9 Index	(1,845)	30,000	6,351	9/17/58	(500 bp) — Monthly	4,477
CMBX NA BB.9 Index	(977)	25,000	5,293	9/17/58	(500 bp) — Monthly	4,291
CMBX NA BB.9 Index	(676)	9,000	1,905	9/17/58	(500 bp) — Monthly	1,220
CMBX NA BB.9 Index	(324)	6,000	1,270	9/17/58	(500 bp) — Monthly	940
CMBX NA BB.9 Index	(50)	1,000	212	9/17/58	(500 bp) — Monthly	161
CMBX NA BBB−.10 Index	(68,443)	406,000	36,499	11/17/59	(300 bp) — Monthly	(32,180)
CMBX NA BBB−.10 Index	(31,090)	359,000	32,274	11/17/59	(300 bp) — Monthly	975
CMBX NA BBB−.10 Index	(21,346)	173,000	15,553	11/17/59	(300 bp) — Monthly	(5,894)
CMBX NA BBB−.10 Index	(26,573)	109,000	9,799	11/17/59	(300 bp) — Monthly	(16,838)
CMBX NA BBB−.10 Index	(25,780)	109,000	9,799	11/17/59	(300 bp) — Monthly	(16,044)
CMBX NA BBB−.10 Index	(11,922)	94,000	8,451	11/17/59	(300 bp) — Monthly	(3,526)
CMBX NA BBB−.10 Index	(11,034)	87,000	7,821	11/17/59	(300 bp) — Monthly	(3,263)
CMBX NA BBB−.10 Index	(13,752)	63,000	5,664	11/17/59	(300 bp) — Monthly	(8,125)
CMBX NA BBB−.10 Index	(12,857)	56,000	5,034	11/17/59	(300 bp) — Monthly	(7,856)
CMBX NA BBB−.10 Index	(5,421)	25,000	2,248	11/17/59	(300 bp) — Monthly	(3,188)
CMBX NA BBB−.10 Index	(4,757)	22,000	1,978	11/17/59	(300 bp) — Monthly	(2,792)
CMBX NA BBB−.11 Index	(6,242)	20,000	950	11/18/54	(300 bp) — Monthly	(5,304)
CMBX NA BBB−.11 Index	(4,747)	15,000	713	11/18/54	(300 bp) — Monthly	(4,044)

84 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.12 Index	$(1,319)	$32,000	$1,603	8/17/61	(300 bp) — Monthly	$265
CMBX NA BBB−.12 Index	(4,320)	13,000	651	8/17/61	(300 bp) — Monthly	(3,677)
CMBX NA BBB−.13 Index	(22,865)	371,000	20,145	12/16/72	(300 bp) — Monthly	(2,936)
CMBX NA BBB−.7 Index	(1,397)	22,000	4,176	1/17/47	(300 bp) — Monthly	2,766
CMBX NA BBB−.8 Index	(96,295)	619,000	80,594	10/17/57	(300 bp) — Monthly	(16,062)
CMBX NA BBB−.8 Index	(49,083)	313,000	40,753	10/17/57	(300 bp) — Monthly	(8,513)
CMBX NA BBB−.8 Index	(27,473)	216,000	28,123	10/17/57	(300 bp) — Monthly	525
CMBX NA BBB−.8 Index	(27,405)	216,000	28,123	10/17/57	(300 bp) — Monthly	592
CMBX NA BBB−.8 Index	(26,192)	183,000	23,827	10/17/57	(300 bp) — Monthly	(2,472)
CMBX NA BBB−.8 Index	(11,621)	75,000	9,765	10/17/57	(300 bp) — Monthly	(1,899)
CMBX NA BBB−.8 Index	(9,846)	63,000	8,203	10/17/57	(300 bp) — Monthly	(1,678)
Upfront premium received	—		Unrealized appreciation		1,721,083
Upfront premium (paid)	(3,907,253)		Unrealized (depreciation)		(912,209)
Total	$(3,907,253)		Total		$808,874
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Fixed Income Absolute Return Fund 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$18,006,397	$3,808,472
Collateralized loan obligations	—	42,437,780	—
Convertible bonds and notes	—	6,251,630	—
Corporate bonds and notes	—	73,850,170	—
Foreign government and agency bonds and notes	—	19,798,584	—
Mortgage-backed securities	—	206,346,679	—
Purchased options outstanding	—	135,105	—
Purchased swap options outstanding	—	6,221,475	—
Senior loans	—	31,372,781	—
U.S. government and agency mortgage obligations	—	188,472,296	—
Short-term investments	476,000	45,017,088	—
Totals by level	$476,000	$637,909,985	$3,808,472

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,950,653)	$—
Futures contracts	1,531,293	—	—
Written options outstanding	—	(19,935)	—
Written swap options outstanding	—	(10,828,675)	—
Forward premium swap option contracts	—	983,996	—
TBA sale commitments	—	(140,295,575)	—
Interest rate swap contracts	—	2,698,617	—
Total return swap contracts	—	(1,111,640)	—
Credit default contracts	—	(6,220,521)	—
Totals by level	$1,531,293	$(156,744,386)	$—

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

86 Fixed Income Absolute Return Fund

Statement of assets and liabilities 10/31/21

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $630,427,409)	$618,348,134
Affiliated issuers (identified cost $23,846,323) (Note 5)	23,846,323
Cash	366,486
Foreign currency (cost $2,134) (Note 1)	2,159
Interest and other receivables	3,676,429
Receivable for shares of the fund sold	585,493
Receivable for investments sold	1,039,118
Receivable for sales of TBA securities (Note 1)	127,381,146
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,161,342
Unrealized appreciation on forward currency contracts (Note 1)	2,248,655
Unrealized appreciation on forward premium swap option contracts (Note 1)	9,322,589
Unrealized appreciation on OTC swap contracts (Note 1)	2,283,059
Premium paid on OTC swap contracts (Note 1)	3,934,503
Total assets	794,195,436

LIABILITIES
Payable for investments purchased	1,167,239
Payable for purchases of delayed delivery securities (Note 1)	506,000
Payable for purchases of TBA securities (Note 1)	174,666,363
Payable for shares of the fund repurchased	702,584
Payable for compensation of Manager (Note 2)	316,975
Payable for Trustee compensation and expenses (Note 2)	138,574
Payable for distribution fees (Note 2)	36,987
Payable for variation margin on futures contracts (Note 1)	45,180
Payable for variation margin on centrally cleared swap contracts (Note 1)	878,293
Unrealized depreciation on forward currency contracts (Note 1)	4,199,308
Unrealized depreciation on forward premium swap option contracts (Note 1)	8,338,593
Written options outstanding, at value (premiums $8,723,224) (Note 1)	10,848,610
TBA sale commitments, at value (proceeds receivable $140,386,757) (Note 1)	140,295,575
Unrealized depreciation on OTC swap contracts (Note 1)	6,983,535
Premium received on OTC swap contracts (Note 1)	5,454,548
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	476,000
Other accrued expenses	3,463
Total liabilities	355,057,827

Net assets	$439,137,609

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$593,886,980
Total distributable earnings (Note 1)	(154,749,371)
Total — Representing net assets applicable to capital shares outstanding	$439,137,609

(Continued on next page)

Fixed Income Absolute Return Fund 87

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($133,134,542 divided by 14,734,790 shares)	$9.04
Offering price per class A share (100/97.75 of $9.04)*	$9.25
Net asset value and offering price per class B share ($615,814 divided by 68,318 shares)**	$9.01
Net asset value and offering price per class C share ($9,014,386 divided by 1,001,068 shares)**	$9.00
Net asset value, offering price and redemption price per class P share
($192,596,030 divided by 21,236,822 shares)	$9.07
Net asset value, offering price and redemption price per class R share
($334,407 divided by 36,805 shares)	$9.09
Net asset value, offering price and redemption price per class R6 share
($1,509,242 divided by 166,407 shares)	$9.07
Net asset value, offering price and redemption price per class Y share
($101,933,188 divided by 11,273,553 shares)	$9.04

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

88 Fixed Income Absolute Return Fund

Statement of operations Year ended 10/31/21

INVESTMENT INCOME
Interest (including interest income of $52,468 from investments in affiliated issuers) (Note 5)	$20,099,814
Total investment income	20,099,814

EXPENSES
Compensation of Manager (Note 2)	2,484,611
Distribution fees (Note 2)	511,180
Other	4,318
Total expenses	3,000,109
Expense reduction (Note 2)	(1,121)
Net expenses	2,998,988

Net investment income	17,100,826

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(177,833)
Net increase from payments by affiliates (Note 2)	50,394
Foreign currency transactions (Note 1)	4,461
Forward currency contracts (Note 1)	(2,046,146)
Futures contracts (Note 1)	(1,292,535)
Swap contracts (Note 1)	(9,610,328)
Written options (Note 1)	(1,387,825)
Total net realized loss	(14,459,812)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(8,508,050)
Assets and liabilities in foreign currencies	2,615
Forward currency contracts	(2,659,458)
Futures contracts	1,673,756
Swap contracts	5,910,156
Written options	(651,768)
Total change in net unrealized depreciation	(4,232,749)

Net loss on investments	(18,692,561)

Net decrease in net assets resulting from operations	$(1,591,735)

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 89

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/21	Year ended 10/31/20
Operations
Net investment income	$17,100,826	$16,939,443
Net realized gain (loss) on investments
and foreign currency transactions	(14,459,812)	2,613,685
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(4,232,749)	(25,065,272)
Net decrease in net assets resulting from operations	(1,591,735)	(5,512,144)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(4,465,400)	(3,574,412)
Class B	(23,543)	(32,323)
Class C	(361,574)	(660,110)
Class M	—	(7,900)
Class P	(6,564,523)	(4,291,437)
Class R	(10,921)	(9,023)
Class R6	(145,568)	(271,486)
Class Y	(4,287,598)	(4,648,286)
From return of capital
Class A	—	(1,968,423)
Class B	—	(17,800)
Class C	—	(363,522)
Class M	—	(4,351)
Class P	—	(2,363,289)
Class R	—	(4,969)
Class R6	—	(149,507)
Class Y	—	(2,559,806)
Decrease from capital share transactions (Note 4)	(52,386,295)	(29,766,854)
Total decrease in net assets	(69,837,157)	(56,205,642)

NET ASSETS
Beginning of year	508,974,766	565,180,408
End of year	$439,137,609	$508,974,766

The accompanying notes are an integral part of these financial statements.

90 Fixed Income Absolute Return Fund

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Fixed Income Absolute Return Fund 91

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2021	$9.40	.32	(.38)	(.06)	(.30)	—	(.30)	$9.04	(.73)	$133,135.77		3.42	908
October 31, 2020	9.83	.29	(.36)	(.07)	(.23)	(.13)	(.36)	9.40	(.67)	139,880.78		3.05	844
October 31, 2019	9.73	.34	.22	.56	(.46)	—	(.46)	9.83	5.93	151,339.86		3.49	632
October 31, 2018	10.06	.38	(.13)	.25	(.58)	—	(.58)	9.73	2.59	160,939.79		3.87	532
October 31, 2017	9.76	.36	.23	.59	(.29)	—	(.29)	10.06	6.24	169,580.70		3.61	742
Class B
October 31, 2021	$9.37	.31	(.39)	(.08)	(.28)	—	(.28)	$9.01	(.97)	$616.97		3.24	908
October 31, 2020	9.80	.28	(.37)	(.09)	(.22)	(.12)	(.34)	9.37	(.91)	1,033.98		2.97	844
October 31, 2019	9.70	.32	.21	.53	(.43)	—	(.43)	9.80	5.69	1,699	1.06	3.37	632
October 31, 2018	10.00	.36	(.13)	.23	(.53)	—	(.53)	9.70	2.42	2,841.99		3.68	532
October 31, 2017	9.71	.34	.23	.57	(.28)	—	(.28)	10.00	5.96	5,269.90		3.43	742
Class C
October 31, 2021	$9.36	.24	(.37)	(.13)	(.23)	—	(.23)	$9.00	(1.52)	$9,014	1.52	2.53	908
October 31, 2020	9.79	.22	(.36)	(.14)	(.19)	(.10)	(.29)	9.36	(1.44)	24,205	1.53	2.37	844
October 31, 2019	9.70	.27	.20	.47	(.38)	—	(.38)	9.79	5.04	40,918	1.61	2.76	632
October 31, 2018	9.96	.30	(.11)	.19	(.45)	—	(.45)	9.70	1.92	54,654	1.54	3.11	532
October 31, 2017	9.65	.28	.24	.52	(.21)	—	(.21)	9.96	5.43	67,174	1.45	2.87	742
Class P
October 31, 2021	$9.43	.35	(.39)	(.04)	(.32)	—	(.32)	$9.07	(.47)	$192,596.52		3.69	908
October 31, 2020	9.86	.31	(.35)	(.04)	(.25)	(.14)	(.39)	9.43	(.42)	188,742.53		3.30	844
October 31, 2019	9.76	.36	.22	.58	(.48)	—	(.48)	9.86	6.18	162,120.61		3.73	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	—	(.63)	9.76	2.88	138,235.54		4.14	532
October 31, 2017	9.79	.39	.23	.62	(.30)	—	(.30)	10.11	6.54	76,710.45		3.90	742
Class R
October 31, 2021	$9.45	.30	(.38)	(.08)	(.28)	—	(.28)	$9.09	(.97)	$334	1.02	3.15	908
October 31, 2020	9.88	.26	(.35)	(.09)	(.22)	(.12)	(.34)	9.45	(.91)	355	1.03	2.77	844
October 31, 2019	9.78	.31	.22	.53	(.43)	—	(.43)	9.88	5.64	388	1.11	3.20	632
October 31, 2018	10.09	.36	(.13)	.23	(.54)	—	(.54)	9.78	2.36	196	1.04	3.59	532
October 31, 2017	9.77	.33	.24	.57	(.25)	—	(.25)	10.09	5.96	213.95		3.36	742
Class R6
October 31, 2021	$9.43	.35	(.39)	(.04)	(.32)	—	(.32)	$9.07	(.47)	$1,509.52		3.66	908
October 31, 2020	9.86	.31	(.35)	(.04)	(.25)	(.14)	(.39)	9.43	(.42)	10,989.53		3.29	844
October 31, 2019	9.76	.36	.22	.58	(.48)	—	(.48)	9.86	6.17	9,865.61		3.74	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	—	(.63)	9.76	2.87	9,091.54		4.13	532
October 31, 2017	9.82	.39	.23	.62	(.33)	—	(.33)	10.11	6.45	6,412.45		3.91	742

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 93

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
October 31, 2021	$9.40	.35	(.39)	(.04)	(.32)	—	(.32)	$9.04	(.48)	$101,933.52		3.70	908
October 31, 2020	9.83	.32	(.36)	(.04)	(.25)	(.14)	(.39)	9.40	(.42)	143,770.53		3.38	844
October 31, 2019	9.74	.37	.20	.57	(.48)	—	(.48)	9.83	6.08	194,904.61		3.77	632
October 31, 2018	10.09	.41	(.13)	.28	(.63)	—	(.63)	9.74	2.89	192,459.54		4.15	532
October 31, 2017	9.79	.39	.24	.63	(.33)	—	(.33)	10.09	6.57	133,695.45		3.92	742

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

94 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 95

Notes to financial statements 10/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2020 through October 31, 2021.

Putnam Fixed Income Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Under normal circumstances, Putnam Management will invest at least 80% of the fund’s net assets in fixed-income securities (fixed-income securities include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class P, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

96 Fixed Income Absolute Return Fund

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

Fixed Income Absolute Return Fund 97

security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

98 Fixed Income Absolute Return Fund

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

Fixed Income Absolute Return Fund 99

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

100 Fixed Income Absolute Return Fund

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Fixed Income Absolute Return Fund 101

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11,934,198 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $12,027,129 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$85,327,543	$35,142,801	$120,470,344

102 Fixed Income Absolute Return Fund

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from defaulted bond interest, from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,118,516 to increase undistributed net investment income and $1,118,516 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$54,081,544
Unrealized depreciation	(92,606,392)
Net unrealized depreciation	(38,524,848)
Undistributed ordinary income	4,628,065
Capital loss carryforward	(120,470,344)
Cost for federal income tax purposes	$525,506,212

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/- 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.519% of the fund’s average net assets, which included an effective base fee of 0.600% and a decrease of 0.081% ($387,225) based on performance.

Fixed Income Absolute Return Fund 103

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $50,394 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,121 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $296, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

104 Fixed Income Absolute Return Fund

The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$351,725
Class B	1.00%	0.45%	3,641
Class C	1.00%	1.00%	153,925
Class R	1.00%	0.50%	1,889
Total			$511,180

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $12,469 from the sale of class A shares and received no monies and $370 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$5,277,537,037	$5,445,020,632
U.S. government securities (Long-term)	—	—
Total	$5,277,537,037	$5,445,020,632

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class A	Shares	Amount	Shares	Amount
Shares sold	3,018,790	$28,769,751	3,171,558	$30,226,838
Shares issued in connection with
reinvestment of distributions	449,507	4,240,597	559,146	5,315,134
	3,468,297	33,010,348	3,730,704	35,541,972
Shares repurchased	(3,617,428)	(34,204,534)	(4,248,063)	(40,212,333)
Net decrease	(149,131)	$(1,194,186)	(517,359)	$(4,670,361)

Fixed Income Absolute Return Fund 105

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class B	Shares	Amount	Shares	Amount
Shares sold	1,345	$12,777	6,521	$60,851
Shares issued in connection with
reinvestment of distributions	2,446	23,060	5,170	49,107
	3,791	35,837	11,691	109,958
Shares repurchased	(45,719)	(432,296)	(74,854)	(700,554)
Net decrease	(41,928)	$(396,459)	(63,163)	$(590,596)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class C	Shares	Amount	Shares	Amount
Shares sold	129,031	$1,222,034	228,115	$2,181,386
Shares issued in connection with
reinvestment of distributions	37,577	354,872	99,682	947,510
	166,608	1,576,906	327,797	3,128,896
Shares repurchased	(1,750,668)	(16,683,455)	(1,923,016)	(18,143,077)
Net decrease	(1,584,060)	$(15,106,549)	(1,595,219)	$(15,014,181)

			YEAR ENDED 10/31/20*
Class M			Shares	Amount
Shares sold			30	$296
Shares issued in connection with
reinvestment of distributions			1,251	12,234
			1,281	12,530
Shares repurchased			(405,082)	(3,961,808)
Net decrease			(403,801)	$(3,949,278)

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class P	Shares	Amount	Shares	Amount
Shares sold	15,917,117	$151,466,493	23,122,853	$218,598,811
Shares issued in connection with
reinvestment of distributions	693,509	6,564,523	620,076	5,921,718
	16,610,626	158,031,016	23,742,929	224,520,529
Shares repurchased	(15,382,964)	(146,514,244)	(20,172,128)	(190,511,223)
Net increase	1,227,662	$11,516,772	3,570,801	$34,009,306

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R	Shares	Amount	Shares	Amount
Shares sold	8,165	$77,986	8,237	$78,841
Shares issued in connection with
reinvestment of distributions	1,151	10,921	1,465	13,992
	9,316	88,907	9,702	92,833
Shares repurchased	(10,063)	(95,054)	(11,465)	(109,520)
Net decrease	(747)	$(6,147)	(1,763)	$(16,687)

106 Fixed Income Absolute Return Fund

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	138,822	$1,332,356	302,112	$2,907,332
Shares issued in connection with
reinvestment of distributions	15,264	145,568	44,234	420,993
	154,086	1,477,924	346,346	3,328,325
Shares repurchased	(1,152,671)	(11,092,075)	(181,594)	(1,713,990)
Net increase (decrease)	(998,585)	$(9,614,151)	164,752	$1,614,335

	YEAR ENDED 10/31/21		YEAR ENDED 10/31/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,352,295	$41,512,026	5,025,681	$48,179,728
Shares issued in connection with
reinvestment of distributions	449,507	4,248,199	751,972	7,157,634
	4,801,802	45,760,225	5,777,653	55,337,362
Shares repurchased	(8,814,874)	(83,345,800)	(10,311,087)	(96,486,754)
Net decrease	(4,013,072)	$(37,585,575)	(4,533,434)	$(41,149,392)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

At the close of the reporting period, the Putnam RetirementReady Funds owned 43.8% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/20	cost	proceeds	income	of 10/31/21
Short-term investments
Putnam Short Term
Investment Fund**	$53,791,539	$200,441,025	$230,386,241	$52,468	$23,846,323
Total Short-term
investments	$53,791,539	$200,441,025	$230,386,241	$52,468	$23,846,323

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Fixed Income Absolute Return Fund 107

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$27,300,000
Purchased currency option contracts (contract amount)	$42,900,000
Purchased swap option contracts (contract amount)	$896,000,000
Written TBA commitment option contracts (contract amount)	$27,300,000
Written currency option contracts (contract amount)	$16,200,000
Written swap option contracts (contract amount)	$802,700,000
Futures contracts (number of contracts)	1,000
Forward currency contracts (contract amount)	$418,400,000
Centrally cleared interest rate swap contracts (notional)	$1,429,200,000
OTC total return swap contracts (notional)	$24,600,000
Centrally cleared total return swap contracts (notional)	$158,600,000
OTC credit default contracts (notional)	$88,800,000

108 Fixed Income Absolute Return Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$4,732,239	Payables	$10,952,760
Foreign exchange
contracts	Investments, Receivables	2,383,760	Payables	4,219,243
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	34,204,386*	Unrealized depreciation	34,709,320*
Total		$41,320,385		$49,881,323

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(5,110,748)	$(5,110,748)
Foreign exchange contracts	1,158,311	—	(2,046,146)	—	$(887,835)
Interest rate contracts	(2,146,181)	(1,292,535)	—	(4,499,580)	$(7,938,296)
Total	$(987,870)	$(1,292,535)	$(2,046,146)	$(9,610,328)	$(13,936,879)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$4,995,692	$4,995,692
Foreign exchange contracts	(1,496)	—	(2,659,458)	—	$(2,660,954)
Interest rate contracts	(3,559,111)	1,673,756	—	914,464	$(970,891)
Total	$(3,560,607)	$1,673,756	$(2,659,458)	$5,910,156	$1,363,847

Fixed Income Absolute Return Fund 109

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate
swap contracts§	$—	$—	$761,764	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$761,764
Centrally cleared
total return
swap contracts§	—	—	399,578	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	399,578
OTC Credit
default
contracts —
protection
sold*#	—	—	—	—	—	—	—	4,514	—	—	—	—	11,598	—	—	—	—	—	—	16,112
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	911,203	912,273	1,806,860	—	—	423,946	71,780	590,065	—	—	—	—	—	—	4,716,127
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward
currency
contracts#	15,985	47,979	—	—	110,089	—	68,578	159,401	33,306	501,470	—	—	283,176	297,689	354,664	292,878	42,998	—	40,442	2,248,655
Forward
premium
swap option
contracts#	2,969,416	194,874	—	—	825,497	—	—	289,582	—	2,455,477	—	—	777,150	409	—	261,749	1,169,672	378,763	—	9,322,589
Purchased swap
options**#	27,242	—	—	—	—	—	—	699,512	—	1,230,658	—	—	3,189,317	580,264	—	—	494,482	—	—	6,221,475
Purchased
options**#	6,074	—	—	—	—	—	—	86,792	—	24,701	—	—	—	—	—	16,748	790	—	—	135,105
Total Assets	$3,018,717	$242,853	$1,161,342	$—	$935,586	$911,203	$980,851	$3,046,661	$33,306	$4,212,306	$423,946	$71,780	$4,851,306	$878,362	$354,664	$571,375	$1,707,942	$378,763	$40,442	$23,821,405
Liabilities:
Centrally cleared
interest rate
swap contracts§	$—	$—	$840,876	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$840,876
Centrally cleared
total return
swap contracts§	—	—	37,417	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37,417

110 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 111

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
OTC Credit
default
contracts —
protection
sold*#	$578,691	$—	$—	$—	$—	$1,953,233	$4,121,616	$2,824,469	$—	$—	$884,970	$83,476	$506,305	$—	$—	$—	$—	$—	$—	$10,952,760
OTC Credit
default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	45,180	—	—	—	—	—	—	—	—	45,180
Forward
currency
contracts#	475,582	186,036	—	—	136,739	—	19,077	931,422	244,179	126,060	—	—	474,480	199,365	304,194	289,935	735,680	—	76,559	4,199,308
Forward
premium
swap option
contracts#	2,336,770	119,852	—	—	1,250,594	—	—	505,234	—	2,461,567	—	—	527,431	—	—	204,580	758,322	174,243	—	8,338,593
Written swap
options#	226,640	—	—	—	711,467	—	—	566,853	—	4,023,361	—	—	3,468,950	874,431	—	217,372	739,601	—	—	10,828,675
Written options#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	19,935	—	—	—	19,935
Total Liabilities	$3,617,683	$305,888	$878,293	$—	$2,098,800	$1,953,233	$4,140,693	$4,827,978	$244,179	$6,610,988	$930,150	$83,476	$4,977,166	$1,073,796	$304,194	$731,822	$2,233,603	$174,243	$76,559	$35,262,744
Total Financial
and Derivative
Net Assets	$(598,966)	$(63,035)	$283,049	$—	$(1,163,214)	$(1,042,030)	$(3,159,842)	$(1,781,317)	$(210,873)	$(2,398,682)	$(506,204)	$(11,696)	$(125,860)	$(195,434)	$50,470	$(160,447)	$(525,661)	$204,520	$(36,117)	$(11,441,339)
Total collateral
received
(pledged)†##	$(598,966)	$(63,035)	$—	$—	$(1,076,784)	$(1,042,030)	$(3,159,842)	$(1,781,317)	$(111,955)	$(2,327,384)	$(462,896)	$(11,696)	$(7,998)	$(150,940)	$—	$—	$(517,869)	$110,000	$—
Net amount	$—	$—	$283,049	$—	$(86,430)	$—	$—	$—	$(98,918)	$(71,298)	$(43,308)	$—	$(117,862)	$(44,494)	$50,470	$(160,447)	$(7,792)	$94,520	$(36,117)
Controlled
collateral
received
(including TBA
commitments)**	$—	$—	$—	$214,000	$—	$—	$—	$—	$—	$—	$152,000	$—	$—	$—	$—	$—	$—	$110,000	$—	$476,000
Uncontrolled
collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral
(pledged)
(including TBA
commitments)**	$(714,857)	$(130,966)	$—	$—	$(1,076,784)	$(1,051,684)	$(3,287,324)	$(2,021,505)	$(111,955)	$(2,327,384)	$(462,896)	$(164,967)	$(7,998)	$(150,940)	$—	$—	$(517,869)	$—	$—	$(12,027,129)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,037,781 and $4,176,858, respectively.

112 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 113

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

114 Fixed Income Absolute Return Fund

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

Fixed Income Absolute Return Fund 115

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow
Born 1947, Trustee since 1997
Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler
Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018, and Chair since 2018
Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

116 Fixed Income Absolute Return Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Fixed Income Absolute Return Fund 117

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

118 Fixed Income Absolute Return Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds‡:
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania.

Fixed Income Absolute Return Fund 119

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

120 Fixed Income Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
Limited Partnership	James F. Clark
100 Federal Street	Vice President, Chief Compliance	Janet C. Smith
Boston, MA 02110	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Custodian	Nancy E. Florek	Principal Accounting Officer,
State Street Bank	Vice President, Director of	and Assistant Treasurer
and Trust Company	Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
Legal Counsel	and Assistant Treasurer	Vice President and
Ropes & Gray LLP		Chief Legal Officer
Michael J. Higgins
Independent Registered	Vice President, Treasurer,	Mark C. Trenchard
Public Accounting Firm	and Clerk	Vice President
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Fixed Income Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2021	$93,237	$ —	$10,645	$ —
October 31, 2020	$89,469	$ —	$9,224	$ —

For the fiscal years ended October 31, 2021 and October 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $275,544 and $355,066 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2021	$ —	$264,899	$ —	$ —
October 31, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 28, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 28, 2021